UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02021

Deutsche DWS Securities Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	6/30/2019

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2019

Annual Report

to Shareholders

DWS Enhanced Commodity Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Consolidated Portfolio Summary
15	Consolidated Investment Portfolio
44	Consolidated Statement of Assets and Liabilities
46	Consolidated Statement of Operations
47	Consolidated Statements of Changes in Net Assets
48	Consolidated Financial Highlights

54	Notes to Consolidated Financial Statements
74	Report of Independent Registered Public Accounting Firm
76	Information About Your Fund’s Expenses
77	Tax Information
78	Advisory Agreement Board Considerations and Fee Evaluation
83	Board Members and Officers
87	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund invests in commodity-linked derivatives which may subject the Fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the Fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the Fund. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Enhanced Commodity Strategy Fund

Letter to Shareholders

Dear Shareholder:

Despite shifting political sands — most notably the trade negotiations between China and the United States (the “U.S.”) — the economy continues to be resilient. A robust labor market, strong home sales, consumer confidence and other key metrics indicate that the underpinnings of the economy remain intact.

Looking ahead, while our Americas Chief Investment Officer (“CIO”) believes the U.S.-China trade conflict may de-escalate over the coming months, he notes that it is most likely to weigh on manufacturing activity. Since certain aspects of the conflict, such as intellectual property protection and other China reforms, will not happen quickly, the conflict could prolong into the second half of the year. In any event, uncertainty may well lead to continued market volatility. Against this backdrop, we see little near-term impetus for a resurgence in growth in the emerging markets beyond the stimulus efforts that are already underway in China.

Of course, these issues and their potential implications around the world bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments are warranted. We invite you to access these views often to understand the changing landscape and, most important, what it may mean for you.

While our diverse expertise in Active, Passive and Alternatives asset management — as well as our deep environmental, social and governance focus — complement each other when creating targeted investment strategies for our clients, the on-the-ground-knowledge of our economists, research analysts and investment professionals are brought together in one consistent global CIO View, which guides our strategic investment approach. We are local while being one global team with approximately 3,600 employees in offices all over the world. As always, we urge you to visit the “Insights” section of our Web site, dws.com, to review our most current market and economic perspectives.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results. There is no assurance provided that any investment objective will be achieved.

DWS Enhanced Commodity Strategy Fund	|	3

Portfolio Management Review

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

Portfolio management generally allocates the Fund’s commodity-linked investments among a variety of different commodity sectors. Management employs three main strategies with respect to its commodity-linked investments: a relative value strategy, a tactical strategy, and a “roll enhancement” strategy.

In implementing the relative value strategy, management uses a proprietary quantitative, rules-based methodology to determine the Fund’s commodity sector weightings relative to the Fund’s benchmark index, the Bloomberg Commodity Index. Management normally rebalances commodity sector positions when a sector undergoes a “trigger event,” reducing the Fund’s exposure to sectors that are believed to be “expensive” and increasing its exposure to sectors that are believed to be “cheap.”

The tactical strategy focuses on the direction of commodity markets as a whole. Management uses a proprietary, momentum-driven, quantitative formula that seeks to anticipate the direction of the commodity markets. Management may reduce the Fund’s exposure to all commodity sectors when commodities in general appear overvalued.

In implementing the “roll enhancement” strategy, management seeks to invest in commodity contracts whose expiration is further out on the “commodity curve” than the subsequent month so as to avoid continually paying premiums to replace expiring contracts.

With respect to the Fund’s fixed income investments, management uses a relative value style to seek to construct a diversified portfolio of fixed-income securities.

The Fund’s Class A shares returned -9.77% during the 12-month period ended June 30, 2019, trailing the -6.75% return of the Bloomberg Commodity Index. The Fund outperformed both the benchmark and its Morningstar peer group, Commodities Broad Basket Funds, in the five- and 10-year periods ended June 30, 2019.

4	|	DWS Enhanced Commodity Strategy Fund

The global commodity markets faced meaningful headwinds in the past 12 months, leading to a sizable loss for the index. After posting modest gains from the beginning of the period until early October 2018, commodities suffered a sharp downturn that lasted through year-end. The sell-off was led by crude oil, which fell sharply on higher-than-expected production and concerns that weaker economic conditions would lead to softer demand in 2019. The prospect of slower growth, together with the increasingly contentious tone of the U.S.-China trade dispute, also pressured the prices of industrial metals in this time.

“The global commodity markets faced meaningful headwinds in the past 12 months, leading to a sizable loss for the index.”

Commodities began to rebound from their late December lows with the onset of the new year, and they went on to post healthy gains through early April. As the outlook for growth, trade, and U.S. Federal Reserve policy brightened, investors regained their appetite for risk and commodities rallied in kind. Crude oil outperformed in the recovery, reflecting investors’ positive reaction to production cuts by the Organization of Petroleum Exporting Countries (OPEC). Base metals, which are highly sensitive to economic trends, also recaptured the ground they had lost in late 2018.

Commodities performed unevenly in April and May due to renewed uncertainty about economic growth and trade. While the market rebounded in June, reflecting an emerging consensus that the U.S. Federal Reserve (Fed) would cut interest rates several times by mid-2020, the rally was not enough to bring the index back into positive territory for the year.

Precious metals were the top performing market segment for the full 12 months, as the prospect of lower interest rates led to hearty gains for gold prices from mid-November onward. Agricultural commodities, while declining in absolute terms, held up well on a relative basis due to their lower sensitivity to economic trends. Moreover, heavy spring rains in the central United States fueled expectations for tighter supplies by causing planting delays. Base metals trailed the index by a narrow margin, while energy finished as the weakest performer due to the impact of the late-2018 downturn in crude prices.

DWS Enhanced Commodity Strategy Fund	|	5

Fund Performance

The Fund, which has typically outperformed in times of market weakness, nonetheless lagged its benchmark in the past year. However, we believe our strategy remains appropriate for our goal of longer-term outperformance. The market experienced a number of rapid, short-term shifts in response to daily macroeconomic headlines in the past 12 months, which proved detrimental for our strategy. We think it is likely that investors will eventually move past these issues and return their focus to more traditional drivers of performance, such as supply-and-demand dynamics. We expect the merits of our multi-faceted approach will once again become apparent as market conditions begin to normalize.

We use a number of different strategies in an effort to maximize returns and manage risk. The majority underperformed in the past 12 months, causing the Fund to trail its benchmark.

Tactical Strategy: This strategy, which uses quantitative models to shift the portfolio’s effective exposure to commodities in a range between 50% to 100%, was the primary reason for underperformance. The strategy added value in the fourth quarter of 2018, when its average exposure of about 72% helped cushion the weakness in the broader market, but it detracted from performance both early in the period and in the first half of 2019.

The Tactical Strategy, though out of step with the market for most of the past year, has been a key factor in the Fund’s longer-term outperformance. However, it tends to deliver better results when price trends are sustained over longer intervals than it does in times of elevated short-term volatility.

Roll Enhancement Strategy: This strategy — which seeks to optimize returns by purchasing futures contracts of varying maturities based on their relative attractiveness, rather than simply investing in front-month contracts — also detracted. On the plus side, our positions in deferred contracts added value over most of the period since this segment of the curve experienced more muted downside in times of market weakness. Nevertheless, the strategy’s underperformance in the second quarter of 2019 caused it to lag for the full year. We were positioned for a continuation of backwardation across numerous commodities in this time, which hurt performance in May once backwardation started to

6	|	DWS Enhanced Commodity Strategy Fund

underperform. (Backwardation occurs when longer-dated contacts are priced lower than shorter-dated contracts.)

Relative Value Strategy: This strategy made a positive contribution to performance over the past 12 months. The most notable contributions came from being overweight palladium through the first quarter of 2018, as well as having an underweight in natural gas in the final three months of the period. An underweight position in wheat during the first quarter of 2019 was the largest detractor.

The Fund also uses an opportunistic strategy where we strive to adjust the portfolio’s positioning to take advantage of short-term market dislocations. This aspect of our approach was a net detractor.

Fixed-Income Strategy: We invest in commodities using swaps and futures, and we invest the remainder of the Fund’s assets in a fixed-income portfolio. We emphasize short-dated, higher-quality bonds to manage volatility and interest-rate risk, but we also take on a modest degree of credit risk in an effort to capture excess yield over U.S. Treasury bills. This approach worked well in the past 12 months, as bonds rallied and credit-sensitive sectors outperformed.

The largest negative impact came from tactical long positions in energy and industrial metals in late 2018. On the plus side, positioning in Brent crude oil and natural gas contributed.

Outlook and Fund Positioning

We believe commodity prices may remain volatile in the immediate future due to the continued uncertainty on the trade front. From a longer-term standpoint, however, commodities continue to be underpinned by positive supply-and-demand fundamentals. In addition, the potential exists for a boost from either a resolution to the trade dispute with China — which would likely benefit both energy and industrial metals — or from a disruption in oil supplies in the Middle East. Grain prices should also be well supported as the full extent of the planting delay and downward revisions to crop yields materialize. Fed policy could act as a further tailwind for commodities, as the central bank’s dovish posture may put additional pressure on the U.S. dollar. We believe our active, diverse strategy is well positioned to capitalize on opportunities that may arise from these trends, while also offering a potential cushion against further volatility.

DWS Enhanced Commodity Strategy Fund	|	7

Portfolio Management Team

Darwei Kung, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2010.

–	Joined DWS in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

–	Portfolio Manager: New York.

–	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Sonali Kapoor, Director

Portfolio Manager of the Fund. Began managing the Fund in 2015.

–

Joined DWS in 2013 with three years of industry experience. Prior to joining, served in Foreign Exchange Sales covering Institutional Clients at BNP Paribas. Prior to that, provided Fixed Income Coverage and Execution to Energy, Utility and Real Estate Companies in the Debt Capital Markets Group at UBS Securities. Started her career in Mathematical Modeling and Quantitative Analysis of Cash CLOs in the Credit Structuring Group at UBS Securities.

–	Portfolio Analyst for Fixed Income, Multi-Asset and Commodities: New York.

–	BS in Electrical and Computer Engineering, Carnegie Mellon University; MS in Computational Finance, Carnegie Mellon University.

Rick Smith, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

–	Senior Portfolio Manager: New York.
–	BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Enhanced Commodity Strategy Fund

Terms to Know

Momentum is the rate of acceleration or deceleration of a security’s price.

Futures contracts are contractual agreements to buy or sell a particular commodity or financial instrument at a predetermined price in the future.

A swap is a derivative in which two counterparties exchange cash flows of one party’s financial instrument for those of the other party’s financial instrument for a set period of time.

The unmanaged Bloomberg Commodity Index tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index. The average annual returns for the index in the one-, three-, five and 10-year periods ended 6/30/19 were -6.75%, -6.41%, -9.15% and -3.74%, respectively.

The Morningstar Commodities Broad Basket Funds category consists of Funds that invest in a diversified basket of commodity goods, including but not limited to, grains, minerals, metals, livestock, cotton, oils, sugar, coffee and cocoa. These Funds may invest directly in physical assets or commodity-linked derivative instruments, such as commodity swap agreements. The average category returns for the one-, three-, five and 10-year periods ended 6/30/19 were -8.29%, -1.19%, -8.89%, and -4.32%, respectively.

The Organization of Petroleum Exporting Countries (OPEC) is a group consisting of 12 of the world’s major oil-exporting nations.

Overweight means the Fund holds a higher weighting in a given sector, security, or commodity than the benchmark. Underweight means the Fund holds a lower weighting.

Interest rate risk is the risk that changes in interest rates (in the U.S. or other world markets) may reduce (or increase) the market value of a bond.

Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

DWS Enhanced Commodity Strategy Fund	|	9

Performance Summary	June 30, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 6/30/19
Unadjusted for Sales Charge	–9.77%	–5.91%	–1.27%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–14.96%	–7.01%	–1.86%
Bloomberg Commodity Index†	–6.75%	–9.15%	–3.74%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 6/30/19
Unadjusted for Sales Charge	–9.72%	–5.90%	–1.26%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–11.98%	–6.38%	–1.51%
Bloomberg Commodity Index†	–6.75%	–9.15%	–3.74%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 6/30/19
Unadjusted for Sales Charge	–10.48%	–6.61%	–2.00%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–10.48%	–6.61%	–2.00%
Bloomberg Commodity Index†	–6.75%	–9.15%	–3.74%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 6/30/19
No Sales Charges		–9.46%	–2.29%
Bloomberg Commodity Index†		–6.75%	–0.83%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 6/30/19
No Sales Charges	–9.58%	–5.71%	–1.05%
Bloomberg Commodity Index†	–6.75%	–9.15%	–3.74%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 6/30/19
No Sales Charges	–9.47%	–5.58%	–0.92%
Bloomberg Commodity Index†	–6.75%	–9.15%	–3.74%

10	|	DWS Enhanced Commodity Strategy Fund

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2018 are 1.43%, 1.36%, 2.17%, 1.07%, 1.19% and 1.13% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Enhanced Commodity Strategy Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

DWS Enhanced Commodity Strategy Fund	|	11

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on June 1, 2016.

†	The Bloomberg Commodity Index is an unmanaged index that tracks a diversified group of commodities and commodities futures contracts traded on both U.S. and London exchanges.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
6/30/19	$9.47	$9.48	$8.49	$9.62	$9.59	$9.62
6/30/18	$11.71	$11.72	$10.50	$11.89	$11.86	$11.90

Distribution Information as of 6/30/19
Twelve Months: Income Dividends	$1.12	$1.13	$.94	$1.18	$1.16	$1.18

12	|	DWS Enhanced Commodity Strategy Fund

Consolidated Portfolio Summary	(Unaudited)

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.

Commodity-Linked Investments

Commodity Sector Allocation (Commodity Exposure from Commodity-Linked Derivative Instruments as a % of Net Assets)	6/30/19	6/30/18
Agriculture	28%	26%
Energy	21%	38%
Precious Metals	15%	13%
Industrial	15%	12%
Livestock	3%	6%
	82%	95%

Fixed-Income Investments

Asset Allocation (As a % of Investment Portfolio excluding Options Purchased)	6/30/19	6/30/18
Government & Agency Obligations	43%	47%
Corporate Bonds	29%	25%
Asset-Backed	9%	9%
Cash Equivalents	8%	11%
Commercial Mortgage-Backed Securities	4%	2%
Short-Term U.S. Treasury Obligations	3%	3%
Collateralized Mortgage Obligations	2%	1%
Loan Participations and Assignments	1%	1%
Mortgage-Backed Securities Pass-Throughs	1%	1%
	100%	100%

Quality (Excludes Cash Equivalents)	6/30/19	6/30/18
AAA	61%	68%
AA	9%	7%
A	11%	10%
BBB	15%	11%
Below BBB	4%	4%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

DWS Enhanced Commodity Strategy Fund	|	13

Interest Rate Sensitivity	6/30/19	6/30/18
Effective Maturity	2.2 years	1.6 years
Effective Duration	1.2 years	0.6 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s consolidated investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 87 for contact information.

14	|	DWS Enhanced Commodity Strategy Fund

Consolidated Investment Portfolio	as of June 30, 2019

	Principal Amount ($)	Value ($)
Corporate Bonds 28.8%
Communication Services 1.7%

AT&T, Inc., 2.45%, 6/30/2020	8,310,000	8,306,429

Charter Communications Operating LLC, 3.579%, 7/23/2020	1,240,000	1,251,116

Clear Channel Worldwide Holdings, Inc., 144A, 9.25%, 2/15/2024	350,000	379,750

CommScope, Inc., 144A, 5.5%, 3/1/2024	1,665,000	1,708,706

Discovery Communications LLC:

2.2%, 9/20/2019	1,935,000	1,932,272

3.5%, 6/15/2022	4,993,000	5,086,266

DISH DBS Corp., 7.875%, 9/1/2019	2,700,000	2,710,125

Interpublic Group of Companies, Inc., 3.5%, 10/1/2020	2,540,000	2,572,358

Oztel Holdings SPC Ltd., 144A, 5.625%, 10/24/2023	3,161,000	3,219,984

Sirius XM Radio, Inc., 144A, 4.625%, 7/15/2024 (a)	1,370,000	1,401,894

Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	348,750	348,841

Tencent Holdings Ltd.:

144A, 3-month USD-LIBOR + 0.605%, 3.197%*, 1/19/2023	1,650,000	1,635,331

144A, 3.28%, 4/11/2024	14,000,000	14,292,736

VEON Holdings BV, 144A, 3.95%, 6/16/2021	1,910,000	1,913,686

		46,759,494

Consumer Discretionary 4.1%

American Axle & Manufacturing, Inc., 6.625%, 10/15/2022	2,618,000	2,663,815

BMW U.S. Capital LLC, 144A, 2.7%, 4/6/2022	8,400,000	8,475,882

D.R. Horton, Inc., 2.55%, 12/1/2020	2,755,000	2,756,182

Daimler Finance North America LLC:

144A, 1.5%, 7/5/2019	5,770,000	5,769,365

144A, 2.2%, 5/5/2020	2,110,000	2,105,577

144A, 3.35%, 5/4/2021	5,958,000	6,041,814

144A, 3.4%, 2/22/2022	5,000,000	5,101,674

Ford Motor Credit Co., LLC:

2.343%, 11/2/2020	4,000,000	3,971,966

2.425%, 6/12/2020	3,750,000	3,735,766

General Motors Co., 3-month USD-LIBOR + 0.900%, 3.353%*, 9/10/2021	5,000,000	4,985,117

General Motors Financial Co., Inc.:

3.2%, 7/13/2020	4,000,000	4,014,152

3-month USD-LIBOR + 0.990%, 3.588%*, 1/5/2023	7,000,000	6,898,415

3.7%, 11/24/2020	4,000,000	4,051,689

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	15

	Principal Amount ($)	Value ($)

Harley-Davidson Financial Services, Inc., 144A, 4.05%, 2/4/2022	6,500,000	6,714,423

Hyundai Capital America:

144A, 1.75%, 9/27/2019	3,500,000	3,491,545

144A, 2.0%, 7/1/2019	3,360,000	3,360,000

144A, 3.45%, 3/12/2021	3,333,000	3,370,015

144A, 3-month USD-LIBOR + 0.940%, 3.529%*, 7/8/2021	5,000,000	5,005,107

Hyundai Capital Services, Inc., 144A, 2.625%, 9/29/2020	4,000,000	3,997,221

Nissan Motor Acceptance Corp.:

144A, 2.15%, 7/13/2020	4,860,000	4,839,890

144A, 2.6%, 9/28/2022	4,000,000	3,981,753

144A, 3.65%, 9/21/2021	2,612,000	2,674,114

PACCAR Financial Corp., 3-month USD-LIBOR + 0.260%, 2.805%*, 5/10/2021	11,816,000	11,831,551

Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	90,000	91,350

Royal Caribbean Cruises Ltd., 2.65%, 11/28/2020	3,020,000	3,027,696

TRI Pointe Group, Inc., 4.875%, 7/1/2021	1,695,000	1,728,900

		114,684,979

Consumer Staples 1.4%

Altria Group, Inc., 3.49%, 2/14/2022	3,130,000	3,218,916

BAT Capital Corp., 2.764%, 8/15/2022	7,890,000	7,901,971

Conagra Brands, Inc., 3-month USD-LIBOR + 0.750%, 3.342%*, 10/22/2020	1,670,000	1,670,265

Constellation Brands, Inc., 3-month USD-LIBOR + 0.700%, 3.218%*, 11/15/2021	3,140,000	3,141,573

General Mills, Inc., 3-month USD-LIBOR + 0.540%, 3.141%*, 4/16/2021	1,418,000	1,418,474

Keurig Dr Pepper, Inc., 3.551%, 5/25/2021	6,708,000	6,852,565

Kraft Heinz Foods Co.:

2.8%, 7/2/2020	3,945,000	3,949,383

3.5%, 7/15/2022	4,000,000	4,094,237

MARB BondCo PLC, 144A, 6.875%, 1/19/2025	3,000,000	3,129,690

Natura Cosmeticos SA, 144A, 5.375%, 2/1/2023 (b)	3,625,000	3,786,312

		39,163,386

Energy 1.6%

Andeavor Logistics LP, 3.5%, 12/1/2022	605,000	619,328

Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)	3,500,000	3,377,500

Chesapeake Energy Corp., 7.0%, 10/1/2024 (b)	3,555,000	3,190,613

Enbridge, Inc., 2.9%, 7/15/2022	2,395,000	2,430,285

Energy Transfer Operating LP, 4.25%, 3/15/2023	1,170,000	1,221,382

EQT Corp., 2.5%, 10/1/2020	7,715,000	7,694,859

MarkWest Energy Partners LP, 4.875%, 6/1/2025	3,500,000	3,692,455

ONGC Videsh Ltd., REG S, 3.75%, 5/7/2023	2,000,000	2,043,846

The accompanying notes are an integral part of the consolidated financial statements.

16	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Petroleos Mexicanos:

5.375%, 3/13/2022	857,000	863,470

5.5%, 1/21/2021	4,000,000	4,046,000

6.375%, 2/4/2021	3,000,000	3,078,000

Precision Drilling Corp., 6.5%, 12/15/2021	956,657	959,048

Range Resources Corp., 5.0%, 8/15/2022	2,800,000	2,656,500

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	4,000,000	3,692,000

Sunoco LP, 4.875%, 1/15/2023	1,220,000	1,245,925

Whiting Petroleum Corp., 5.75%, 3/15/2021	3,000,000	3,022,500

		43,833,711

Financials 13.6%

ABN AMRO Bank NV:

144A, 2.45%, 6/4/2020	3,581,000	3,581,630

144A, 3.4%, 8/27/2021	5,635,000	5,748,797

AerCap Ireland Capital DAC:

3.95%, 2/1/2022	3,485,000	3,585,537

4.875%, 1/16/2024	2,350,000	2,523,441

AIG Global Funding, 144A, 1.9%, 10/6/2021	6,600,000	6,534,783

Air Lease Corp.:

2.125%, 1/15/2020	4,070,000	4,060,233

4.625%, 10/1/2028	3,551,000	3,805,740

Aircastle Ltd.:

4.4%, 9/25/2023	4,345,000	4,512,606

5.5%, 2/15/2022	4,000,000	4,239,859

Ares Capital Corp., 3.5%, 2/10/2023	8,000,000	7,960,893

ASB Bank Ltd., 144A, 3.125%, 5/23/2024	10,290,000	10,488,930

Australia & New Zealand Banking Group Ltd., 2.7%, 11/16/2020	6,000,000	6,034,799

AXA Equitable Holdings, Inc., 3.9%, 4/20/2023	14,680,000	15,294,401

Banco BTG Pactual SA, 144A, 5.5%, 1/31/2023	1,365,000	1,415,334

Banco del Estado de Chile, 144A, 2.668%, 1/8/2021	1,640,000	1,640,016

Banco Santander SA, 3.125%, 2/23/2023	7,600,000	7,709,250

Bank of America Corp., 3.499%, 5/17/2022	5,000,000	5,096,359

Barclays PLC, 4.61%, 2/15/2023	8,000,000	8,277,429

BPCE SA:

144A, 2.75%, 1/11/2023	6,000,000	6,038,331

144A, 3.0%, 5/22/2022	1,500,000	1,513,608

Capital One Financial Corp., 3.9%, 1/29/2024	5,000,000	5,254,712

CBQ Finance Ltd.:

REG S, 5.0%, 5/24/2023	3,000,000	3,177,426

144A, 7.5%, 11/18/2019	3,000,000	3,044,400

Citibank NA:

2.844%, 5/20/2022	8,000,000	8,061,047

3-month USD-LIBOR + 0.570%, 3.162%*, 7/23/2021	7,315,000	7,334,897

3.165%, 2/19/2022	5,000,000	5,062,591

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	17

	Principal Amount ($)	Value ($)

Citizens Bank NA:

2.2%, 5/26/2020	3,045,000	3,039,793

3.25%, 2/14/2022	2,716,000	2,768,710

Compass Bank:

3-month USD-LIBOR + 0.730%, 3.181%*, 6/11/2021	14,000,000	13,987,712

3.5%, 6/11/2021	2,000,000	2,038,236

Credit Agricole SA, 144A, 3.375%, 1/10/2022	10,000,000	10,198,614

Credit Suisse Group AG, 144A, 3.574%, 1/9/2023	5,000,000	5,104,784

Discover Bank:

3.35%, 2/6/2023	3,085,000	3,157,141

4.682%, 8/9/2028	4,500,000	4,663,170

FS KKR Capital Corp., 4.25%, 1/15/2020	5,250,000	5,264,619

Global Bank Corp., 144A, 4.5%, 10/20/2021	5,125,000	5,278,750

HSBC Holdings PLC:

2.95%, 5/25/2021	10,000,000	10,087,918

3-month USD-LIBOR + 0.600%, 3.12%*, 5/18/2021	4,111,000	4,114,248

Huarong Finance 2017 Co., Ltd., REG S, 3.375%, 1/24/2020	3,500,000	3,504,445

Huntington National Bank, 3.125%, 4/1/2022	1,840,000	1,876,013

ICICI Bank Ltd., 144A, 3.5%, 3/18/2020	3,000,000	3,011,800

ING Groep NV:

3.15%, 3/29/2022	1,580,000	1,609,857

3-month USD-LIBOR + 1.000%, 3.32%*, 10/2/2023	6,000,000	5,992,743

3.55%, 4/9/2024	3,950,000	4,086,040

Intercontinental Exchange, Inc., 3.45%, 9/21/2023	2,825,000	2,949,388

Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022	4,455,000	4,409,690

JPMorgan Chase & Co., 3-month USD-LIBOR + 0.610%, 3.012%*, 6/18/2022	6,000,000	6,010,384

Macquarie Bank Ltd., 144A, 2.85%, 1/15/2021	6,000,000	6,035,949

Metropolitan Life Global Funding I, 144A, 3-month USD-LIBOR + 0.400%, 2.836%*, 6/12/2020	3,820,000	3,831,120

Morgan Stanley, Series F, 5.625%, 9/23/2019	6,000,000	6,041,614

Nationwide Building Society, 144A, 3.622%, 4/26/2023	2,460,000	2,505,348

NatWest Markets PLC:

144A, 3-month USD-LIBOR + 1.400%, 3.719%*, 9/29/2022	8,000,000	8,024,421

5.625%, 8/24/2020	5,000,000	5,156,532

Nordea Bank ABP, 144A, 1.625%, 9/30/2019	3,030,000	3,022,848

Regions Financial Corp., 3.2%, 2/8/2021	11,007,000	11,126,214

Santander Holdings U.S.A., Inc., 3.4%, 1/18/2023	6,150,000	6,240,649

Santander UK PLC, 2.125%, 11/3/2020	6,545,000	6,512,664

Skandinaviska Enskilda Banken AB, 144A, 3-month USD-LIBOR + 0.430%, 2.955%*, 5/17/2021	10,000,000	10,023,327

Standard Chartered PLC:

144A, 2.25%, 4/17/2020	6,000,000	5,981,615

144A, 4.247%, 1/20/2023	2,080,000	2,145,979

The accompanying notes are an integral part of the consolidated financial statements.

18	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Sumitomo Mitsui Banking Corp., 3-month USD-LIBOR + 0.370%, 2.971%*, 10/16/2020	5,000,000	5,006,800

Suncorp-Metway Ltd., 144A, 2.375%, 11/9/2020	7,000,000	7,002,618

SunTrust Bank, 3.525%, 10/26/2021	4,500,000	4,567,693

Svenska Handelsbanken AB, Series FR56, 3-month USD-LIBOR + 0.470%, 2.995%*, 5/24/2021	10,000,000	10,045,000

Synchrony Bank:

3.0%, 6/15/2022	9,310,000	9,379,295

3.65%, 5/24/2021	4,234,000	4,304,229

Synchrony Financial, 3.0%, 8/15/2019	2,172,000	2,172,324

The Goldman Sachs & Co., 3.2%, 6/5/2020	1,880,000	1,896,018

Westpac Banking Corp., 1.6%, 8/19/2019	9,525,000	9,514,537

		375,687,898

Health Care 0.5%

Bausch Health Companies, Inc., 144A, 7.0%, 3/15/2024	3,200,000	3,400,320

Bayer U.S. Finance II LLC, 144A, 3-month USD-LIBOR + 0.630%, 2.979%*, 6/25/2021	5,500,000	5,463,069

Becton, Dickinson & Co., 3-month USD-LIBOR + 0.875%, 3.194%*, 12/29/2020	2,121,000	2,121,314

Mylan NV, 3.15%, 6/15/2021	2,500,000	2,500,508

Teva Pharmaceutical Finance Netherlands III BV, 1.7%, 7/19/2019	1,849,000	1,843,453

		15,328,664

Industrials 1.7%

Adani Ports & Special Economic Zone Ltd., 144A, 3.95%, 1/19/2022	2,267,000	2,311,737

Avolon Holdings Funding Ltd., 144A, 5.125%, 10/1/2023	1,675,000	1,772,987

Bombardier, Inc., 144A, 6.0%, 10/15/2022	3,000,000	3,012,870

CNH Industrial Capital LLC, 3.875%, 10/15/2021	2,510,000	2,558,945

Colfax Corp., 144A, 6.0%, 2/15/2024	775,000	819,563

DAE Funding LLC, 144A, 5.25%, 11/15/2021	3,000,000	3,116,250

Delta Air Lines, Inc., 3.4%, 4/19/2021	3,636,000	3,690,729

Harris Corp., 2.7%, 4/27/2020	570,000	570,585

Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023	2,450,000	2,528,792

Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	2,065,000	2,101,137

Ryder System, Inc.:

3.5%, 6/1/2021	3,815,000	3,892,072

3.65%, 3/18/2024	5,840,000	6,105,823

Spirit AeroSystems, Inc., 3-month USD-LIBOR + 0.800%, 3.21%*, 6/15/2021	4,390,000	4,360,783

Transnet SOC Ltd., 144A, 4.0%, 7/26/2022	3,500,000	3,498,040

United Technologies Corp., 3.35%, 8/16/2021	2,685,000	2,744,312

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	19

	Principal Amount ($)	Value ($)

Wabtec Corp., 3-month USD-LIBOR + 1.300%, 3.71%*, 9/15/2021	1,470,000	1,465,792

Waste Management, Inc., 2.95%, 6/15/2024	1,450,000	1,494,623

		46,045,040

Information Technology 1.3%

Broadcom Corp., 3.625%, 1/15/2024	5,000,000	5,047,352

Broadcom, Inc., 144A, 3.125%, 4/15/2021	5,613,000	5,649,344

Dell International LLC, 144A, 5.875%, 6/15/2021	685,000	696,371

Fidelity National Information Services, Inc., 2.25%, 8/15/2021	4,545,000	4,535,686

Hewlett Packard Enterprise Co., 3-month USD-LIBOR + 0.720%, 3.318%*, 10/5/2021	2,090,000	2,090,299

Microchip Technology, Inc., 3.922%, 6/1/2021	4,353,000	4,431,118

NXP BV, 144A, 4.625%, 6/1/2023	5,961,000	6,283,490

Seagate HDD Cayman, 4.25%, 3/1/2022	1,250,000	1,271,200

VMware, Inc., 2.95%, 8/21/2022	4,800,000	4,838,597

		34,843,457

Materials 1.5%

AK Steel Corp., 7.625%, 10/1/2021	3,000,000	2,955,000

AngloGold Ashanti Holdings PLC, 5.375%, 4/15/2020	5,000,000	5,093,750

Celanese U.S. Holdings LLC, 3.5%, 5/8/2024	1,010,000	1,036,793

CF Industries, Inc., 144A, 3.4%, 12/1/2021	680,000	690,200

Chemours Co., 6.625%, 5/15/2023	2,069,000	2,140,111

DuPont de Nemours, Inc., 3.766%, 11/15/2020	3,630,000	3,699,476

Glencore Funding LLC, 144A, 4.125%, 3/12/2024	4,640,000	4,817,340

Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023	300,000	309,000

International Flavors & Fragrances, Inc., 3.4%, 9/25/2020	2,050,000	2,070,760

NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024	1,510,000	1,562,850

Novelis Corp., 144A, 6.25%, 8/15/2024	3,800,000	3,984,148

Severstal OAO Via Steel Capital SA, 144A, 5.9%, 10/17/2022	2,000,000	2,137,600

Syngenta Finance NV, 144A, 3.698%, 4/24/2020	2,571,000	2,589,000

The Mosaic Co., 3.25%, 11/15/2022	4,190,000	4,276,038

The Sherwin-Williams Co., 2.25%, 5/15/2020	3,155,000	3,149,313

		40,511,379

Real Estate 0.6%

Equinix, Inc., (REIT), 5.375%, 1/1/2022	2,700,000	2,770,875

Iron Mountain, Inc., 144A, (REIT), 4.375%, 6/1/2021	455,000	459,550

Office Properties Income Trust, (REIT), 3.6%, 2/1/2020	8,686,000	8,713,549

SBA Communications Corp., (REIT), 4.0%, 10/1/2022	1,800,000	1,824,750

Ventas Realty LP, (REIT), 3.5%, 4/15/2024	2,800,000	2,903,747

VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	565,000	579,826

		17,252,297

The accompanying notes are an integral part of the consolidated financial statements.

20	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)
Utilities 0.8%

CenterPoint Energy, Inc., 3.6%, 11/1/2021	2,030,000	2,085,411

Dominion Energy, Inc.:

Series B, 1.6%, 8/15/2019	1,730,000	1,727,537

3.071%, 08/15/2024	3,159,000	3,184,488

DTE Energy Co., Series B, 2.6%, 6/15/2022	4,100,000	4,118,562

Korea East-West Power Co., Ltd., 144A, 2.625%, 6/19/2022	4,740,000	4,764,369

NextEra Energy Capital Holdings, Inc., Series H, 3.342%, 9/1/2020	4,966,000	5,022,519

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024	1,330,000	1,338,339

		22,241,225

Total Corporate Bonds (Cost $788,059,237)		796,351,530

Mortgage-Backed Securities Pass-Throughs 0.5%

Federal Home Loan Mortgage Corp., 2.982%*, 6/1/2042	6,568,226	6,839,131

Federal National Mortgage Association, 2.969%*, 9/1/2042	5,969,667	6,174,492

Total Mortgage-Backed Securities Pass-Throughs (Cost $12,883,899)		13,013,623

Asset-Backed 9.1%
Automobile Receivables 3.3%

AmeriCredit Automobile Receivables Trust:

“B”, Series 2016-3, 1.8%, 10/8/2021	6,610,000	6,594,723

“A3”, Series 2017-2, 1.98%, 12/20/2021	3,337,934	3,331,634

“C”, Series 2019-2, 2.74%, 4/18/2025	2,760,000	2,771,610

“C”, Series 2016-2, 2.87%, 11/8/2021	1,500,000	1,504,712

“C”, Series 2016-1, 2.89%, 1/10/2022	4,000,000	4,007,934

“D”, Series 2017-1, 3.13%, 1/18/2023	6,830,000	6,907,933

“D”, Series 2015-3, 3.34%, 8/8/2021	9,000,000	9,041,082

Avis Budget Rental Car Funding AESOP LLC, “B”, Series 2014-2A, 144A, 3.29%, 2/20/2021	1,500,000	1,501,971

Canadian Pacer Auto Receivables Trust:

“A2A”, Series 2018-1A, 144A, 2.7%, 8/19/2020	1,258,024	1,258,237

“A3”, Series 2019-1A, 144A, 2.8%, 10/19/2023	7,170,000	7,274,509

“A2A”, Series 2018-2A, 144A, 3.0%, 6/21/2021	1,612,766	1,617,692

“B”, Series 2018-2A, 144A, 3.63%, 1/19/2024	1,500,000	1,550,821

Capital Auto Receivables Asset Trust, “A4”, Series 2017-1, 144A, 2.22%, 3/21/2022	1,280,000	1,278,911

CarMax Auto Owner Trust, “A3”, Series 2016-1, 1.61%, 11/16/2020	396,229	395,804

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	21

	Principal Amount ($)	Value ($)

CPS Auto Receivables Trust:

“B”, Series 2019-B, 144A, 3.09%, 4/17/2023	1,950,000	1,970,031

“C”, Series 2016-B, 144A, 4.22%, 3/15/2022	9,968,874	10,035,957

“D”, Series 2016-A, 144A, 5.0%, 12/15/2021	6,000,000	6,091,564

“D”, Series 2014-D, 144A, 5.33%, 11/16/2020	1,300,000	1,313,816

CPS Auto Trust, “C”, Series 2016-D, 144A, 2.9%, 1/17/2023	2,000,000	2,003,707

Foursight Capital Automobile Receivables Trust, “B”, Series 2018-2, 144A, 3.8%, 11/15/2023	2,110,000	2,172,738

Hertz Vehicle Financing II LP, “A”, Series 2017-2A, 144A, 3.29%, 10/25/2023	5,000,000	5,090,090

Navistar Financial Dealer Note Master Owner Trust II, “A”, Series 2018-1, 144A, 1-month USD-LIBOR + 0.630%, 3.034%*, 9/25/2023	2,080,000	2,084,102

Santander Drive Auto Receivables Trust:

“C”, Series 2015-4, 2.97%, 3/15/2021	372,502	372,594

“B”, Series 2018-2, 3.03%, 9/15/2022	3,180,000	3,193,355

“C”, Series 2018-5, 3.81%, 12/16/2024	4,000,000	4,083,054

Tesla Auto Lease Trust, “A”, Series 2018-B, 144A, 3.71%, 8/20/2021	1,914,154	1,942,740

World Omni Select Auto Trust, “B”, Series 2018-1A, 144A, 3.68%, 7/15/2023	1,630,000	1,668,512

		91,059,833

Credit Card Receivables 0.7%

Master Credit Card Trust II, “C”, Series 2017-1A, 144A, 3.06%, 7/21/2021	4,370,000	4,369,493

Synchrony Card Issuance Trust, “A”, Series 2018-A1, 3.38%, 9/15/2024	4,560,000	4,679,012

Synchrony Credit Card Master Note Trust, “C”, Series 2017-2, 3.01%, 10/15/2025	3,291,836	3,330,899

World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	6,000,000	5,981,759

		18,361,163

Miscellaneous 5.1%

ALM VIII Ltd., “A1R”, Series 2013-8A, 144A, 3-month USD-LIBOR + 1.490%, 4.087%*, 10/15/2028	3,750,000	3,752,640

Apidos CLO XXIV, “A1BR”, Series 2016-24A,144A, 3-month USD-LIBOR + 1.450%, 4.042%*, 10/20/2030	5,100,000	5,034,164

Applebee’s Funding LLC, “A2I”, Series 2019-1A, 144A, 4.194%, 6/7/2049	3,700,000	3,738,942

Babson CLO Ltd., “BR”, Series 2015-IA, 144A, 3-month USD-LIBOR + 1.400%, 3.992%*, 1/20/2031	2,000,000	1,969,192

BlueMountain Fuji U.S. CLO II Ltd., “A1B”, Series 2017-2A, 144A, 3-month USD-LIBOR + 1.350%, 3.942%*, 10/20/2030	4,000,000	3,908,656

The accompanying notes are an integral part of the consolidated financial statements.

22	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Bristol Park CLO Ltd., “A”, Series 2016-1A, 144A, 3-month USD-LIBOR + 1.420%, 4.017%*, 4/15/2029	6,250,000	6,251,306

Carlyle Global Market Strategies CLO Ltd., “BR2”, Series 2014-1A, 144A, 3-month USD-LIBOR + 1.400%, 3.988%*, 4/17/2031	6,000,000	5,902,776

DB Master Finance LLC, “A2I”, Series 2019-1A, 144A, 3.787%, 5/20/2049	3,180,000	3,247,798

Dell Equipment Finance Trust:

“C”, Series 2017-2, 144A, 2.73%, 10/24/2022	2,000,000	1,999,754

“D”, Series 2019-1, 144A, 3.45%, 3/24/2025	2,400,000	2,436,913

“C”, Series 2018-1,144A, 3.53%, 6/22/2023	2,000,000	2,029,022

“C”, Series 2018-2, 144A, 3.72%, 10/22/2023	3,000,000	3,077,748

“AR”, Series 2013-11A, 144A, 3-month USD-LIBOR + 1.160%, 3.752%*, 7/23/2029	14,300,000	14,300,758

Domino’s Pizza Master Issuer LLC, “A2II”, Series 2017-1A, 144A, 3.082%, 7/25/2047	11,790,000	11,807,803

Flatiron CLO Ltd., “B”, Series 2018-1A, 144A, 3-month USD-LIBOR + 1.350%, 3.938%*, 4/17/2031	4,500,000	4,385,785

LCM LP, “BR2”, Series 2016-A, 144A, 3-month USD-LIBOR + 1.750%, 4.347%*, 10/15/2031	2,960,000	2,933,937

Madison Park Funding XII Ltd., “AR”, Series 2014-12A, 144A, 3-month USD-LIBOR + 1.260%, 3.852%*, 7/20/2026	3,189,124	3,189,405

Milos CLO Ltd., “A”, Series 2017-1A, 144A, 3-month USD-LIBOR + 1.250%, 3.842%*, 10/20/2030	3,500,000	3,500,266

MVW Owner Trust, “A”, Series 2019-1A, 144A, 2.89%, 11/20/2036	2,660,000	2,695,048

Neuberger Berman CLO XVII Ltd., “A2R2”, Series 2014-18A, 144A, 3-month USD-LIBOR + 1.700%, 4.292%*, 10/21/2030	2,700,000	2,663,164

Neuberger Berman Loan Advisers CLO Ltd.:

“A2”, Series 2018-29A, 144A, 3-month USD-LIBOR + 1.400%, 3.992%*, 10/19/2031	3,000,000	2,943,180

“B”, Series 2018-27A, 144A, 3-month USD-LIBOR + 1.400%, 3.997%*, 1/15/2030	5,250,000	5,138,002

NRZ Excess Spread-Collateralized Notes, “B”, Series 2018-PLS1, 144A, 3.588%, 1/25/2023	2,316,934	2,327,984

Octagon Investment Partners XVI Ltd., “BR”, Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 4.188%*, 7/17/2030	6,000,000	5,921,334

Taco Bell Funding LLC, “A2I”, Series 2018-1A, 144A, 4.318%, 11/25/2048	5,940,150	6,161,658

Venture XXX CLO Ltd., “A2”, Series 2017-30A, 144A, 3-month USD-LIBOR + 1.350%, 3.947%*, 1/15/2031	10,000,000	9,791,940

Voya CLO Ltd.:

“A1R”, Series 2015-1A, 144A, 3-month USD-LIBOR + 0.900%, 3.501%*, 1/18/2029	4,170,000	4,151,890

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	23

	Principal Amount ($)	Value ($)

“A1R”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.250%, 3.838%*, 4/17/2030	3,000,000	2,998,533

“A2AR”, Series 2014-2A, 144A, 3-month USD-LIBOR + 1.650%, 4.238%*, 4/17/2030	5,000,000	4,957,165

“A3R”, Series 2016-3A, 144A, 3-month USD-LIBOR + 1.750%, 4.351%*, 10/18/2031	7,500,000	7,459,252

		140,676,015

Student Loans 0.0%
SLM Student Loan Trust, “A4”, Series 2008-5, 3-month USD-LIBOR + 1.700%, 4.28%*, 7/25/2023	1,332,853	1,348,930

Total Asset-Backed (Cost $251,128,561)		251,445,941

Commercial Mortgage-Backed Securities 4.0%

20 Times Square Trust, “B”, Series 2018-20TS, 144A, 3.203%*, 5/15/2035	2,000,000	2,039,293

Atrium Hotel Portfolio Trust, “B”, Series 2018-ATRM,144A, 1-month USD-LIBOR + 1.430%, 3.825%*, 6/15/2035	6,000,000	6,005,635

BAMLL Commercial Mortgage Securities Trust, “B”, Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.150%, 3.545%*, 9/15/2034	9,200,000	9,150,643

BBCMS Mortgage Trust, “A”, Series 2018-TALL, 144A, 1-month USD-LIBOR + 0.722%, 3.117%*, 3/15/2037	6,000,000	5,977,432

BHMS Mortgage Trust, “A”, Series 2018-ATLS, 144A, 1-month USD-LIBOR + 1.250%, 3.645%*, 7/15/2035	3,500,000	3,501,048

BX Commercial Mortgage Trust:

“C”, Series 2018-IND, 144A, 1-month USD-LIBOR + 1.100%, 3.494%*, 11/15/2035	2,115,796	2,115,135

“B”, Series 2019-IMC, 144A, 1-month USD-LIBOR + 1.300%, 3.694%*, 4/15/2034	6,500,000	6,512,202

BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 3.495%*, 11/15/2034	6,210,000	6,186,713

Citigroup Commercial Mortgage Trust, “M”, Series 2005-EMG, 144A, 5.5%, 9/20/2051 (c)	166,922	159,828

COMM Mortgage Trust:

“AM”, Series 2013-CR6, 144A, 3.147%, 3/10/2046	2,200,000	2,248,780

“AM”, Series 2013-LC6, 3.282%, 1/10/2046	2,500,000	2,565,589

DBCG Mortgage Trust, “A”, Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.700%, 3.094%*, 6/15/2034	6,260,000	6,259,990

DBGS Mortgage Trust, “B”, Series 2018-5BP,144A, 1-month USD-LIBOR + 0.830%, 3.225%*, 6/15/2033	4,500,000	4,487,246

FHLMC Multifamily Structured Pass-Through Certificates:

“X1”, Series K058, Interest Only, 1.056%*, 8/25/2026	23,624,547	1,339,727

“X1”, Series K722, Interest Only, 1.438%*, 3/25/2023	15,147,987	590,344

The accompanying notes are an integral part of the consolidated financial statements.

24	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

GE Capital Commercial Mortgage Corp., “J”, Series 2005-C2, 144A, 5.694%*, 5/10/2043	40,065	39,898

Hospitality Mortgage Trust, “B”, Series 2019-HIT, 144A, 1-month USD-LIBOR + 1.350%, 3.769%*, 11/15/2036	5,769,231	5,778,257

IMT Trust, “BFL”, Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.950%, 3.345%*, 6/15/2034	8,000,000	7,957,626

InTown Hotel Portfolio Trust, “C”, Series 2018-STAY, 144A, 1-month USD-LIBOR + 1.250%, 3.645%*, 1/15/2033	2,200,000	2,189,374

LSTAR Commercial Mortgage Trust, “A1”, Series 2016-4, 144A, 1.823%, 3/10/2049	3,854,809	3,820,895

Merrill Lynch Mortgage Trust, “G”, Series 2005-MKB2, 144A, 6.316%*, 9/12/2042	5,677,086	5,742,656

Morgan Stanley Capital I Trust:

“B”, Series 2017-JWDR, 144A, 1-month USD-LIBOR + 1.200%, 3.595%*, 11/15/2034	6,000,000	5,996,174

“B”, Series 2018-SUN, 144A, 1-month USD-LIBOR + 1.200%, 3.612%*, 7/15/2035	2,353,200	2,352,892

“B”, Series 2019-BPR, 144A, 1-month USD-LIBOR + 2.100%, 4.54%*, 5/15/2036	1,500,000	1,500,263

“E”, Series 2005-IQ10, 144A, 5.718%*, 9/15/2042	2,666,499	2,730,564

Natixis Commercial Mortgage Securities Trust, “B”, Series 2018-850T, 144A, 1-month USD-LIBOR + 0.954%, 3.349%*, 7/15/2033	6,500,000	6,477,516

UBS Commercial Mortgage Trust:

“XA”, Series 2017-C7, Interest Only, 1.217%*, 12/15/2050	40,584,659	2,739,310

“XA”, Series 2017-C1, Interest Only, 1.738%*, 6/15/2050	37,452,476	3,491,451

Total Commercial Mortgage-Backed Securities (Cost $111,088,516)		109,956,481

Collateralized Mortgage Obligations 1.7%

Angel Oak Mortgage Trust, “A1”, Series 2019-3, 144A, 2.93%, 5/25/2059	4,000,000	4,020,356

FWD Securitization Trust, “A1”, Series 2019-INV1, 144A, 2.81%, 6/25/2049	2,000,000	1,998,430

Ellington Financial Mortgage Trust, “A1FX”, Series 2018-1, 144A, 4.14%, 10/25/2058	2,116,639	2,152,313

Fannie Mae Connecticut Avenue Securities:

“1M1”, Series 2016-C04, 1-month USD-LIBOR + 1.450%, 3.854%*, 1/25/2029	932,085	934,845

“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 4.404%*, 10/25/2028	480,360	483,700

Federal National Mortgage Association:

“FB”, Series 1996-44, 1-month USD-LIBOR + 0.800%, 3.23%*, 9/25/2023	34,534	34,661

“CB”, Series 2007-5, 4.25%, 2/25/2037	5,384,969	5,746,560

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	25

	Principal Amount ($)	Value ($)

Flagstar Mortgage Trust, “A4”, Series 2018-4, 144A, 4.0%, 7/25/2048	3,445,727	3,478,183

Freddie Mac Structured Agency Credit Risk Debt Notes:

“M1”, Series 2017-DNA1, 1-month USD-LIBOR + 1.200%, 3.604%*, 7/25/2029	1,466,773	1,472,502

“M2”, Series 2016-DNA4, 1-month USD-LIBOR + 1.300%, 3.704%*, 3/25/2029	3,104,903	3,113,315

“M2”, Series 2016-DNA3, 1-month USD-LIBOR + 2.000%, 4.404%*, 12/25/2028	1,351,071	1,356,932

“M2”, Series 2016-DNA2, 1-month USD-LIBOR + 2.200%, 4.604%*, 10/25/2028	744,922	747,158

“M2”, Series 2015-DNA3, 1-month USD-LIBOR + 2.850%, 5.254%*, 4/25/2028	2,070,192	2,109,082

“M2”, Series 2016-DNA1, 1-month USD-LIBOR + 2.900%, 5.304%*, 7/25/2028	2,639,452	2,670,615

JPMorgan Mortgage Trust:

“A15”, Series 2018-9, 144A, 4.0%, 2/25/2049	1,837,508	1,856,119

“A15”, Series 2018-LTV1, 144A, 4.5%, 4/25/2049	1,022,208	1,041,339

New Residential Mortgage Loan:

“A1”, Series 2019-NQM3, 144A, 2.802%, 7/25/2049	3,000,000	3,005,305

“A1”, Series 2019-NQM2, 144A, 3.6%, 4/25/2049	2,572,563	2,609,694

PSMC Trust, “A3”, Series 2018-1, 144A, 3.5%, 2/25/2048	1,394,614	1,415,934

Verus Securitization Trust:

“A1”, Series 2019-INV1, 144A, 3.402%, 12/25/2059	3,808,133	3,850,004

“A1”, Series 2018-INV1, 144A, 3.626%, 3/25/2058	3,198,758	3,240,930

Total Collateralized Mortgage Obligations (Cost $47,080,374)		47,337,977

Government & Agency Obligations 42.4%
Other Government Related (d) 0.9%

Banque Ouest Africaine de Developpement, 144A, 5.5%, 5/6/2021	3,200,000	3,332,000

Eastern & Southern African Trade & Development Bank, REG S, 5.375%, 3/14/2022	1,779,000	1,844,688

Eurasian Development Bank:

144A, 4.767%, 9/20/2022	3,000,000	3,082,500

144A, 5.0%, 9/26/2020	2,163,000	2,212,533

Qatari Diar Finance Co., 144A, 5.0%, 7/21/2020	3,000,000	3,071,190

Southern Gas Corridor CJSC, 144A, 6.875%, 3/24/2026	1,770,000	2,051,706

Vnesheconombank, 144A, 6.902%, 7/9/2020 (b)	9,913,000	10,199,981

		25,794,598

Sovereign Bonds 0.1%
Export-Import Bank of Korea, 3.5%, 11/27/2021	1,455,000	1,495,753

The accompanying notes are an integral part of the consolidated financial statements.

26	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

U.S. Treasury Obligations 41.4%

U.S. Treasury Floating Rate Notes:

3-month U.S. Treasury Bill Money Market Yield, 2.096%*, 1/31/2020	200,000,000	199,901,916

3-month U.S. Treasury Bill Money Market Yield + 0.043%, 2.139%*, 7/31/2020 (e)	110,000,000	109,883,553

3-month U.S. Treasury Bill Money Market Yield + 0.045%, 2.141%*, 10/31/2020 (e)	110,000,000	109,838,080

3-month U.S. Treasury Bill Money Market Yield + 0.115%, 2.211%*, 1/31/2021 (e)	110,000,000	109,899,381

3-month U.S. Treasury Bill Money Market Yield + 0.139%, 2.235%*, 4/30/2021 (e)	110,000,000	109,912,390

U.S. Treasury Notes:

1.0%, 11/30/2019	50,000,000	49,767,578

1.25%, 3/31/2021	50,000,000	49,531,250

1.625%, 4/30/2023	50,000,000	49,802,735

1.75%, 11/30/2021	75,000,000	75,023,437

2.0%, 6/30/2024	50,000,000	50,541,016

2.25%, 1/31/2024	25,000,000	25,541,992

2.5%, 8/15/2023	50,000,000	51,509,766

2.5%, 1/31/2024	50,000,000	51,640,625

2.75%, 5/31/2023	50,000,000	51,912,109

3.625%, 8/15/2019	50,000,000	50,082,696

		1,144,788,524
Total Government & Agency Obligations (Cost $1,163,213,694)		1,172,078,875

Loan Participations and Assignments 1.4%
Senior Loans*

1011778 B.C. Unlimited Liability Co., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.652%, 2/16/2024	732,393	728,124

1199169 B.C. Unlimited Liability Co., Term Loan B2, 3-month USD LIBOR + 4.000%, 6.33%, 4/6/2026	42,038	42,271

Acadia Healthcare Co., Inc., Term Loan B3, 1-month USD LIBOR + 2.500%, 4.902%, 2/11/2022	473,334	471,857

Advantage Sales & Marketing, Inc., First Lien Term Loan, 3-month USD LIBOR + 3.250%, 5.58%, 7/23/2021	71,152	65,300

Albertson’s LLC, Term Loan B6, 1-month USD LIBOR + 3.000%, 5.402%, 6/22/2023	258,792	258,857

Allied Universal Holdco LLC, Term Loan, 1-month USD LIBOR + 3.750%, 6.152%, 7/28/2022	64,666	64,639

Almonde, Inc., First Lien Term Loan, 3-month USD LIBOR + 3.500%, 6.101%, 6/13/2024	245,670	239,802

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	27

	Principal Amount ($)	Value ($)

Altice Financing SA, First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.144%, 1/31/2026	198,133	188,660

Altra Industrial Motion Corp., Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 10/1/2025	355,985	349,979

AMC Entertainment Holdings, Inc., Term Loan B, 6-month USD LIBOR + 3.000%, 5.23%, 4/22/2026	134,662	134,520

American Airlines, Inc., Term Loan, 1-month USD LIBOR + 2.000%, 4.394%, 12/14/2023	658,431	649,085

American Axle and Manufacturing, Inc.:

Term Loan B, 1-month USD-LIBOR + 2.250%, 4.66%, 4/6/2024	74,442	73,011

Term Loan B, 3-month USD-LIBOR + 2.250%, 4.84%, 4/6/2024	37,770	37,044

American Builders & Contractors Supply Co., Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 10/31/2023	518,371	511,513

AmWINS Group, Inc.:

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.152%, 1/25/2024	75,185	74,763

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.171%, 1/25/2024	22,314	22,189

Aramark Services, Inc., Term Loan B2, 3-month USD LIBOR + 1.750%, 4.08%, 3/28/2024	200,805	200,554

Aristocrat Technologies, Inc., First Lien Term Loan, 3-month USD LIBOR + 1.750%, 4.342%, 10/19/2024	173,272	172,006

Astoria Energy LLC, Term Loan B, 1-month USD LIBOR + 4.000%, 6.41%, 12/24/2021	194,117	194,287

Asurion LLC:

Term Loan B4, 1-month USD LIBOR + 3.000%, 5.402%, 8/4/2022	414,468	414,022

Term Loan B6, 1-month USD LIBOR + 3.000%, 5.402%, 11/3/2023	372,653	372,353

Avaya, Inc., Term Loan B, 1-month USD LIBOR + 4.250%, 6.651%, 12/15/2024	84,571	81,082

Avolon TLB Borrower 1 (U.S.) LLC, Term Loan B3, 1-month USD LIBOR + 1.750%, 4.133%, 1/15/2025	583,462	583,523

Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 3-month USD LIBOR + 1.750%, 4.08%, 6/1/2024	987,500	977,319

Banff Merger Sub, Inc., Term Loan B, 3-month USD LIBOR + 4.250%, 6.58%, 10/2/2025	74,625	70,800

Bass Pro Group LLC, Term Loan B, 1-month USD LIBOR + 5.000%, 7.402%, 9/25/2024	104,205	99,754

Beacon Roofing Supply, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.663%, 1/2/2025	314,198	310,920

Belron Finance U.S. LLC, Term Loan B, 3-month USD LIBOR + 2.500%, 5.065%, 11/7/2024	62,727	62,746

The accompanying notes are an integral part of the consolidated financial statements.

28	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Berry Global, Inc.:

Term Loan U, USD LIBOR + 2.500%, 5/15/2026 (f)	170,000	169,044

Term Loan T, 1-month USD LIBOR + 1.750%, 4.162%, 1/6/2021	500,000	499,037

BJ’s Wholesale Club, Inc., First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.161%, 2/3/2024	104,474	104,702

Brand Energy & Infrastructure Services, Inc.:

Term Loan, 3-month USD-LIBOR + 4.250%, 6.58%, 6/21/2024	887	859

Term Loan, 2-month USD-LIBOR + 4.250%, 6.73%, 6/21/2024	81,291	78,751

Term Loan, 3-month USD-LIBOR + 4.250%, 6.842%, 6/21/2024	91,693	88,828

BrightView Landscapes LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 4.938%, 8/15/2025	327,008	327,281

Burlington Coat Factory Warehouse Corp., Term Loan B5, 1-month USD LIBOR + 2.000%, 4.4%, 11/17/2024	400,590	402,280

BWAY Holding Co., Term Loan B, 3-month USD LIBOR + 3.250%, 5.854%, 4/3/2024	196,491	190,268

Cabot Microelectronics Corp., Term Loan B, 1-month USD LIBOR + 2.250%, 4.688%, 11/14/2025	63,077	63,156

Caesars Entertainment Operating Co., Term Loan, 1-month USD LIBOR + 2.000%, 4.402%, 10/6/2024	493,734	490,263

Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD LIBOR + 2.750%, 5.152%, 12/22/2024	316,431	311,454

Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.83%, 1/15/2024	266,667	265,655

Camelot UK Holdco Ltd., Term Loan, 1-month USD LIBOR + 3.250%, 5.652%, 10/3/2023	139,880	140,417

CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 5.152%, 1/31/2025	507,565	496,710

Change Healthcare Holdings LLC, Term Loan B, 1-month USD LIBOR + 2.750%, 5.152%, 3/1/2024	478,750	475,880

Charter Communications Operating LLC, Term Loan B, 3-month USD LIBOR + 2.000%, 4.33%, 4/30/2025	886,500	886,500

Clark Equipment Co., Term Loan B, 3-month USD LIBOR + 2.000%, 4.33%, 5/18/2024	53,449	53,103

Colorado Buyer, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.42%, 5/1/2024	42,002	39,246

Covia Holdings Corp., Term Loan, 3-month USD LIBOR + 4.000%, 6.598%, 6/1/2025	125,823	102,276

Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.250%, 4.652%, 2/28/2025	302,549	298,026

CSC Holdings LLC, First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.644%, 7/17/2025	588,000	579,592

Deerfield Dakota Holding LLC, Term Loan B, 1-month USD LIBOR + 3.250%, 5.652%, 2/13/2025	84,572	82,186

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	29

	Principal Amount ($)	Value ($)

Dell International LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.41%, 9/7/2023	792,375	789,241

Delta 2 (LUX) S.a.r.l., Term Loan, 1-month USD LIBOR + 2.500%, 4.902%, 2/1/2024	439,430	431,081

DTZ U.S. Borrower LLC, Term Loan B, 1-month USD LIBOR + 3.250%, 5.652%, 8/21/2025	178,650	178,241

Dynasty Acquisition Co., Inc., Term Loan B1, 3-month USD LIBOR + 4.000%, 6.33%, 4/6/2026	76,433	76,856

Edelman Financial Center LLC, First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.644%, 7/21/2025	64,675	64,560

Eldorado Resorts LLC, Term Loan B, 3-month USD LIBOR + 2.250%, 4.688%, 4/17/2024	212,478	212,113

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 1-month USD LIBOR + 4.250%, 6.652%, 4/29/2024	143,174	134,822

Energizer Holdings, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.75%, 12/17/2025	311,529	310,947

Envision Healthcare Corp., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 6.152%, 10/10/2025	228,850	202,818

EWT Holdings III Corp., Term Loan, 1-month USD LIBOR + 3.000%, 5.402%, 12/20/2024	39,265	39,142

Filtration Group Corp., First Lien Term Loan, 1-month USD LIBOR + 3.000%, 5.402%, 3/29/2025	77,793	77,758

Financial & Risk U.S. Holdings, Inc., Term Loan, 1-month USD LIBOR + 3.750%, 6.152%, 10/1/2025	64,675	62,826

First Data Corp., Term Loan, 1-month USD LIBOR + 2.000%, 4.404%, 4/26/2024	806,465	806,465

Flex Acquisition Co., Inc., First Lien Term Loan, 1-month USD LIBOR + 3.000%, 5.44%, 12/29/2023	103,036	98,206

Flexential Intermediate Corp., First Lien Term Loan, 3-month USD LIBOR + 3.500%, 5.83%, 8/1/2024	64,508	59,428

Forterra Finance LLC, Term Loan B, 1-month USD LIBOR + 3.000%, 5.402%, 10/25/2023	44,753	41,428

Frontier Communications Corp., Term Loan B1, 1-month USD LIBOR + 3.750%, 6.16%, 6/15/2024	196,000	192,652

Garda World Security Corp.:

Term Loan, 3-month USD LIBOR + 3.500%, 6.02%, 5/24/2024	418,596	416,589

Term Loan, PRIME + 2.500%, 8.0%, 5/24/2024	1,071	1,065

Gentiva Health Services, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 6.188%, 7/2/2025	188,766	189,179

GFL Environmental, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.402%, 5/30/2025	183,201	180,535

Global Payments Inc., Term Loan B4, 1-month USD LIBOR + 1.750%, 4.152%, 10/17/2025	129,350	129,330

Golden Nugget, Inc.:

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.144%, 10/4/2023	204,388	202,995

The accompanying notes are an integral part of the consolidated financial statements.

30	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Term Loan B, 1-month USD-LIBOR + 2.750%, 5.152%, 10/4/2023	254,947	253,210

Gray Television, Inc., Term Loan C, 1-month USD LIBOR + 2.500%, 4.931%, 1/2/2026	218,900	218,955

Grifols Worldwide Operations U.S.A., Inc., Term Loan, 1-week USD LIBOR + 2.250%, 4.635%, 1/31/2025	586,500	585,565

Gulf Finance LLC:

Term Loan B, 3-month USD-LIBOR + 5.250%, 7.58%, 8/25/2023	17,837	14,664

Term Loan B, 1-month USD-LIBOR + 5.250%, 7.69%, 8/25/2023	29,996	24,659

H.B. Fuller Co., Term Loan B, 1-month USD LIBOR + 2.000%, 4.383%, 10/20/2024	358,167	352,794

Harbor Freight Tools U.S.A., Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.902%, 8/18/2023	50,000	48,805

HCA, Inc., Term Loan B10, 3-month USD LIBOR + 2.000%, 4.33%, 3/13/2025	296,359	296,846

Hilton Worldwide Finance LLC, Term Loan B2, 1-month USD LIBOR + 1.750%, 4.154%, 10/25/2023	420,000	420,716

Horizon Pharma, Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.938%, 5/22/2026	399,156	399,281

Hub International Ltd., Term Loan B, 3-month USD LIBOR + 3.000%, 5.586%, 4/25/2025	169,715	165,771

Hudson’s Bay Co., Term Loan B, 1-month USD LIBOR + 3.250%, 5.69%, 9/30/2022	149,770	149,817

IAA Spinco Inc., Term Loan B, USD LIBOR + 2.250%, 5/22/2026 (f)	83,000	83,415

Ineos U.S. Finance LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 3/31/2024	404,862	400,263

ION Media Networks, Inc., Term Loan B3, 1-month USD LIBOR + 2.750%, 5.16%, 12/18/2020	442,622	442,691

IQVIA, Inc., Term Loan B2, 3-month USD LIBOR + 2.000%, 4.33%, 1/17/2025	126,825	126,865

JBS USA Lux S.A., Term Loan B, 1-month USD LIBOR + 2.500%, 4.902%, 5/1/2026	567,328	567,166

Jeld-Wen, Inc., First Lien Term Loan, 3-month USD LIBOR + 2.000%, 4.33%, 12/14/2024	92,566	92,254

KAR Auction Services, Inc., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.875%, 3/9/2023	110,205	110,257

Kronos, Inc., Term Loan B, 3-month USD LIBOR + 3.000%, 5.579%, 11/1/2023	387,974	387,611

Lands’ End, Inc., Term Loan B, 1-month USD LIBOR + 3.250%, 5.652%, 4/4/2021	35,590	34,864

Level 3 Financing, Inc., Term Loan B, 1-month USD LIBOR + 2.250%, 4.652%, 2/22/2024	900,000	894,037

Lower Cadence Holdings LLC, Term Loan B, 1-month USD LIBOR + 4.000%, 6.404%, 5/22/2026	135,000	134,522

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	31

	Principal Amount ($)	Value ($)

LPL Holdings, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.250%, 4.654%, 9/23/2024	265,642	265,476

MA FinanceCo., LLC, Term Loan B3, 1-month USD LIBOR + 2.500%, 4.902%, 6/21/2024	30,830	30,281

Mallinckrodt International Finance SA, Term Loan B, 3-month USD LIBOR + 2.750%, 5.08%, 9/24/2024	130,923	117,994

McAfee LLC, Term Loan B, USD LIBOR + 3.750%, 9/30/2024 (f)	104,736	104,752

Mediacom Illinois LLC, Term Loan N, 1-week USD LIBOR + 1.750%, 4.14%, 2/15/2024	417,498	415,515

MEG Energy Corp., Term Loan B, 1-month USD LIBOR + 3.500%, 5.902%, 12/31/2023	89,460	89,535

Messer Industries GmbH, Term Loan, 3-month USD LIBOR + 2.500%, 4.83%, 3/1/2026	105,000	103,721

MGM Growth Properties Operating Partnership LP, Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 3/21/2025	228,817	227,692

Mission Broadcasting, Inc., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.69%, 1/17/2024	43,817	43,532

MPH Acquisition Holdings LLC, Term Loan B, 3-month USD LIBOR + 2.750%, 5.08%, 6/7/2023	157,414	150,921

Multi Color Corp., Term Loan B, 3-month USD LIBOR + 3.500%, 6.75%, 10/31/2024	35,412	35,386

NEP/NCP Holdco, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.652%, 10/20/2025	109,450	109,399

Nexstar Broadcasting, Inc., Term Loan B3, 1-month USD LIBOR + 2.250%, 4.652%, 1/17/2024	219,406	217,976

Nielsen Finance LLC, Term Loan B4, 1-month USD LIBOR + 2.000%, 4.412%, 10/4/2023	496,202	492,094

Numericable Group SA, Term Loan B11, 1-month USD LIBOR + 2.750%, 5.152%, 7/31/2025	490,000	467,776

Parexel International Corp., Term Loan B, 1-month USD LIBOR + 2.750%, 5.152%, 9/27/2024	194,094	186,400

Penn National Gaming, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.250%, 4.652%, 10/15/2025	44,544	44,440

Prime Security Services Borrower LLC, First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.152%, 5/2/2022	121,499	120,821

Quikrete Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 2.750%, 5.152%, 11/15/2023	311,896	306,915

Rexnord LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 8/21/2024	195,252	195,301

Reynolds Group Holdings, Inc., Term Loan, 1-month USD LIBOR + 2.750%, 5.152%, 2/5/2023	525,184	522,043

Sabre GLBL, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 2/22/2024	496,222	495,668

SBA Senior Finance II LLC, Term Loan B, 1-month USD LIBOR + 2.000%, 4.41%, 4/11/2025	481,387	476,025

The accompanying notes are an integral part of the consolidated financial statements.

32	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Scientific Games International, Inc.:

Term Loan B5, 1-month USD-LIBOR + 2.750%, 5.152%, 8/14/2024	20,122	19,844

Term Loan B5, 2-month USD-LIBOR + 2.750%, 5.231%, 8/14/2024	83,566	82,411

Seattle Spinco, Inc., Term Loan B3, 1-month USD LIBOR + 2.500%, 4.902%, 6/21/2024	208,204	204,495

Sedgwick Claims Management Services, Inc., Term Loan B, 1-month USD LIBOR + 3.250%, 5.652%, 12/31/2025	109,450	108,111

Six Flags Theme Parks, Inc., 2019 Term Loan B, 1-month USD LIBOR + 2.000%, 4.41%, 4/17/2026	335,000	335,732

Sprint Communications, Inc., First Lien Term Loan B, 1-month USD LIBOR + 2.500%, 4.938%, 2/2/2024	877,277	865,579

SRS Distribution Inc., First Lien Term Loan, 1-month USD LIBOR + 3.250%, 5.652%, 5/23/2025	79,400	76,323

SS&C Technologies Holdings Europe S.a.r.l., Term Loan B4, 1-month USD LIBOR + 2.250%, 4.652%, 4/16/2025	77,603	77,404

SS&C Technologies, Inc.:

Term Loan B3, 1-month USD LIBOR + 2.250%, 4.652%, 4/16/2025	113,158	112,868

Term Loan B5, 1-month USD LIBOR + 2.250%, 4.652%, 4/16/2025	159,547	159,192

Staples, Inc., 7 Year Term Loan, 3-month USD LIBOR + 5.000%, 7.601%, 4/9/2026	65,000	62,552

Telesat Canada, Term Loan B4, 3-month USD LIBOR + 2.500%, 4.83%, 11/17/2023	238,100	235,819

Tempo Acquisition LLC, Term Loan, 1-month USD LIBOR + 3.000%, 5.402%, 5/1/2024	294,737	294,000

Tenneco, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.402%, 10/1/2025	127,353	117,929

The Chemours Co., Term Loan B, 1-month USD LIBOR + 1.750%, 4.16%, 4/3/2025	320,198	311,553

The Stars Group Holdings BV, Term Loan, 3-month USD LIBOR + 3.500%, 5.83%, 7/10/2025	112,073	112,236

Titan Acquisition Ltd., Term Loan B, 1-month USD LIBOR + 3.000%, 5.402%, 3/28/2025	89,547	85,728

TKC Holdings, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.750%, 6.16%, 2/1/2023	101,541	99,605

TransDigm, Inc., Term Loan E, 3-month USD LIBOR + 2.500%, 4.83%, 5/30/2025	959,179	938,696

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 3-month USD LIBOR + 5.000%, 7.541%, 5/29/2026	85,000	80,192

Tronox Finance LLC:

Term Loan B, 3-month USD-LIBOR + 3.000%, 5.33%, 9/23/2024	152,501	151,180

Term Loan B, 1-month USD-LIBOR + 3.000%, 5.402%, 9/23/2024	238,460	236,395

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	33

	Principal Amount ($)	Value ($)

U.S. Foods, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 6/27/2023	485,000	482,301

United Airlines, Inc., Term Loan B, 1-month USD LIBOR + 1.750%, 4.152%, 4/1/2024	395,949	394,959

Univision Communications, Inc., Term Loan C5, 1-month USD LIBOR + 2.750%, 5.152%, 3/15/2024	155,785	148,592

UPC Financing Partnership, Term Loan AR, 1-month USD LIBOR + 2.500%, 4.894%, 1/15/2026	183,240	183,195

Valeant Pharmaceuticals International, Inc., Term Loan B, 1-month USD LIBOR + 3.000%, 5.412%, 6/2/2025	463,424	463,763

Verifone Systems, Inc., First Lien Term Loan, 3-month USD LIBOR + 4.000%, 6.52%, 8/20/2025	234,812	228,355

Verscend Holding Corp., Term Loan B, 1-month USD LIBOR + 4.500%, 6.902%, 8/27/2025	102,686	102,959

Virgin Media Bristol LLC, Term Loan K, 1-month USD LIBOR + 2.500%, 4.894%, 1/15/2026	281,538	280,834

Vistra Operations Company LLC:

First Lien Term Loan B3, 3-month USD-LIBOR + 2.000%, 4.33%, 12/31/2025	6,125	6,126

First Lien Term Loan B3, 1-month USD-LIBOR + 2.000%, 4.394%, 12/31/2025	76,675	76,685

First Lien Term Loan B3, 1-month USD-LIBOR + 2.000%, 4.402%, 12/31/2025	107,337	107,351

Wand NewCo 3, Inc., First Lien Term Loan, 1-month USD LIBOR + 3.500%, 5.919%, 2/5/2026	105,000	105,181

Weight Watchers International, Inc., Term Loan B, 3-month USD LIBOR + 4.750%, 7.35%, 11/29/2024	150,668	148,376

Welbilt, Inc., Term Loan B, 1-month USD LIBOR + 2.500%, 4.902%, 10/23/2025	133,000	130,672

Western Digital Corp., Term Loan B4, 1-month USD LIBOR + 1.750%, 4.152%, 4/29/2023	213,917	209,906

WMG Acquisition Corp., Term Loan F, 1-month USD LIBOR + 2.125%, 4.527%, 11/1/2023	160,000	158,070

Worldpay LLC:

First Lien Term Loan B4, 1-week USD LIBOR + 1.750%, 4.132%, 8/9/2024	139,324	139,423

First Lien Term Loan B4, 1-month USD-LIBOR + 1.750%, 4.151%, 8/9/2024	263,104	263,291

XPO Logistics, Inc., Term Loan B, 1-month USD LIBOR + 2.000%, 4.402%, 2/24/2025	350,000	347,734

Zayo Group LLC, Term Loan, 1-month USD LIBOR + 2.250%, 4.652%, 1/19/2024	808,475	808,980

Ziggo Secured Finance Partnership, Term Loan E, 1-month USD LIBOR + 2.500%, 4.894%, 4/15/2025	500,000	490,625
Total Loan Participations and Assignments (Cost $40,334,677)		39,964,684

The accompanying notes are an integral part of the consolidated financial statements.

34	|	DWS Enhanced Commodity Strategy Fund

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 3.0%

U.S. Treasury Bills:

2.366%**, 8/15/2019 (g)	20,000,000	19,947,687

2.368%**, 8/15/2019 (g)	267,000	266,302

2.377%**, 8/15/2019 (g)	500,000	498,692

2.442%**, 8/15/2019 (g)	40,000,000	39,895,375

2.514%**, 8/15/2019 (g)	20,000,000	19,947,687

2.573%**, 10/10/2019	990,000	984,181

2.574%**, 10/10/2019	30,000	29,824

Total Short-Term U.S. Treasury Obligations (Cost $81,533,287)		81,569,748

	Shares	Value ($)
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (h) (i) (Cost $12,064,797)	12,064,797	12,064,797

Cash Equivalents 7.8%

DWS Central Cash Management Government Fund, 2.40% (h)	73,209,011	73,209,011

DWS ESG Liquidity Fund “Capital Shares”, 2.55% (h)	143,149,942	143,164,257

Total Cash Equivalents (Cost $216,369,704)		216,373,268

	% of Net Assets	Value ($)
Total Consolidated Investment Portfolio (Cost $2,723,756,746)	99.1	2,740,156,924
Other Assets and Liabilities, Net	0.9	25,239,056

Net Assets	100.0	2,765,395,980

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	35

A summary of the Fund’s transactions with affiliated investments during the year ended June 30, 2019 are as follows:

Value ($) at 6/30/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2019	Value ($) at 6/30/2019
Securities Lending Collateral 0.4%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 2.28% (h) (i)
6,590,588	5,474,209 (j)	—	—	—	31,095	—	12,064,797	12,064,797
Cash Equivalents 7.8%
DWS Central Cash Management Government Fund, 2.40% (h)
298,281,399	2,726,257,924	2,951,330,312	—	—	3,290,732	—	73,209,011	73,209,011
DWS ESG Liquidity Fund “Capital Shares”, 2.55% (h)
80,603,636	62,558,583	—	—	2,038	2,764,136	—	143,149,942	143,164,257

385,475,623	2,794,290,716	2,951,330,312	—	2,038	6,085,963	—	228,423,750	228,438,065

*

Variable or floating rate security. These securities are shown at their current rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	When-issued, delayed delivery or forward commitment securities included.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at June 30, 2019 amounted to 11,551,438, which is 0.4% of net assets.

(c)	Investment was valued using significant unobservable inputs.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At June 30, 2019, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.

(f)	The security represents unsettled loan commitments at June 30, 2019 where the rate will be determined at the time of settlement.

(g)	At June 30, 2019, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(i)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(j)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended June 30, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CJSC: Closed Joint Stock Company

CLO: Collateralized Loan Obligation

The accompanying notes are an integral part of the consolidated financial statements.

36	|	DWS Enhanced Commodity Strategy Fund

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

LME: London Metal Exchange

PRIME: Interest rate charged by banks to their most credit worthy customers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

WTI: West Texas Intermediate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

At June 30, 2019, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
Brent Crude Oil Futures	USD	7/31/2019	50	3,022,287	3,237,000	214,713
LME Copper Futures	USD	7/5/2019	350	56,505,313	52,364,813	(4,140,500)
Gold 100 oz Futures	USD	8/28/2019	115	14,822,732	16,257,550	1,434,818
LME Copper Futures	USD	8/21/2019	400	59,065,000	59,940,000	875,000
Soybean Futures	USD	8/14/2019	555	25,601,467	25,099,875	(501,592)
LME Zinc Futures	USD	7/5/2019	780	56,854,064	49,959,000	(6,895,064)
Total net unrealized depreciation						(9,012,625)

At June 30, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year U.S. Treasury Note	USD	9/30/2019	99	11,568,958	11,697,469	(128,511)
LME Copper Futures	USD	7/5/2019	350	56,183,828	52,364,813	3,819,015
LME Zinc Futures	USD	7/5/2019	780	53,598,812	49,959,000	3,639,812
Total net unrealized appreciation						7,330,316

At June 30, 2019, open futures options contracts purchased were as follows:

Call Options	Contracts	Expiration Date	Strike Price ($)	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Brent Crude Oil Futures, Expiration Date 9/30/2019	5,000	7/26/2019	70.0	2,515,600	3,700,000	1,184,400

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	37

Each commodity linked swap is a commitment to receive the total return of the specified commodity linked index in exchange for a fixed financing rate. At June 30, 2019, open commodity-linked swap contracts were as follows:

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (k)

Long Positions
Barclays-Commodity Strategy 1500 Index/BXCS1500	7/15/2019	Barclays Bank PLC	43,630,000	(0.48%)	At Expiration	1,733,109
Barclays-Commodity Strategy 1610 Index/BXCS1610	7/15/2019	Barclays Bank PLC	52,880,000	(0.57%)	At Expiration	1,062,177
Barclays-Commodity Strategy 1721 Index/BXCS1721	7/15/2019	Barclays Bank PLC	52,880,000	(0.55%)	At Expiration	(57,377)
Barclays EFS Custom Commodity Basket 08 Index/BEFSCB08	7/15/2019	Barclays Bank PLC	40,000,000	—	At Expiration	597,089
Bloomberg Grains Subindex/BCOMGR	7/15/2019	Merrill Lynch International Ltd.	56,878,000	(0.12%)	At Expiration	(2,192,454)
Bloomberg Grains Subindex/BCOMGR	7/15/2019	Macquarie Bank Ltd.	40,000,000	(0.13%)	At Expiration	(1,542,050)
Bloomberg Grains Subindex/BCOMGR	7/15/2019	Goldman Sachs & Co.	40,000,000	(0.13%)	At Expiration	(1,542,050)
Bloomberg Commodity ex-Agriculture and Livestock Index/BCOMXAL	7/15/2019	Citigroup, Inc.	100,000,000	(0.08%)	At Expiration	1,868,422
Bloomberg Commodity ex-Agriculture and Livestock Index/BCOMXAL	7/15/2019	Goldman Sachs & Co.	100,000,000	(0.09%)	At Expiration	851,007
Bloomberg Commodity ex-Agriculture and Livestock Index/BCOMXAL	7/15/2019	Merrill Lynch International Ltd.	100,000,000	(0.09%)	At Expiration	(462,082)
Bloomberg Commodity ex-Agriculture and Livestock Index/BCOMXAL	7/15/2019	BNP Paribas	100,000,000	(0.10%)	At Expiration	(453,278)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/15/2019	Merrill Lynch International Ltd.	53,530,000	(0.12%)	At Expiration	1,258,069

The accompanying notes are an integral part of the consolidated financial statements.

38	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (k)
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/15/2019	BNP Paribas	2,630,000	(0.14%)	At Expiration	61,786
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/15/2019	Credit Suisse	60,550,000	(0.16%)	At Expiration	1,421,930
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/15/2019	Goldman Sachs & Co.	37,180,000	(0.13%)	At Expiration	873,637
Bloomberg Commodity Index 3 Month Forward/BCOMF3	7/15/2019	Canadian Imperial Bank of Commerce	77,010,000	(0.18%)	At Expiration	1,807,753
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/15/2019	BNP Paribas	6,130,000	(0.16%)	At Expiration	138,058
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/15/2019	Macquarie Bank Ltd.	100,920,000	(0.17%)	At Expiration	2,272,424
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/15/2019	Merrill Lynch International Ltd.	53,530,000	(0.19%)	At Expiration	1,204,843
Bloomberg Commodity Index 6 Month Forward/BCOMF6	7/15/2019	Morgan Stanley	103,800,000	(0.20%)	At Expiration	2,335,827
Bloomberg Commodity Index/BCOM	7/15/2019	Barclays Bank PLC	43,630,000	(0.11%)	At Expiration	1,020,570
Bloomberg Commodity Index/BCOM	7/15/2019	Macquarie Bank Ltd.	43,250,000	(0.12%)	At Expiration	1,011,480
Bloomberg Commodity Index/BCOM	7/15/2019	Morgan Stanley	69,200,000	(0.12%)	At Expiration	1,618,369
Bloomberg Commodity Index/BCOM	7/15/2019	JPMorgan Chase Securities, Inc.	67,530,000	(0.09%)	At Expiration	1,580,254
Bloomberg Commodity Index/BCOM	7/15/2019	Goldman Sachs & Co.	31,870,000	(0.10%)	At Expiration	745,635

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	39

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (k)
Bloomberg Commodity Index/BCOM	7/15/2019	Credit Suisse	25,950,000	(0.11%)	At Expiration	607,009
BNP Paribas 03 Alpha Index/BNPIFMN3	7/15/2019	BNP Paribas	75,550,000	(0.12%)	At Expiration	2,139
CIBC Commodity Backwardation 1 Year Broad Diversified Excess Return Index/CIBZB1BD	7/15/2019	Canadian Imperial Bank of Commerce	30,220,000	(0.32%)	At Expiration	660,972
CIBC Milling Wheat Index/CIBZCA	7/15/2019	Canadian Imperial Bank of Commerce	64,780,000	(0.23%)	At Expiration	(174,596)
Citi CIS Commodity Index/CICXCOHE	7/15/2019	Citigroup, Inc.	24,180,000	(0.10%)	At Expiration	23,084
Citi Commodity Index/CCVENGHE	9/16/2019	Citigroup, Inc.	50,000,000	(0.10%)	At Expiration	(1,098,412)
Citi Custom CiVICS 7 Excess Return/CVICSER7	7/15/2019	Citigroup, Inc.	228,393,000	(0.15%)	At Expiration	2,228,721
Goldman Sachs Commodity Commitment of Traders Strategy COT3/ABGSCOT3	7/15/2019	Goldman Sachs & Co.	63,457,500	(0.35%)	At Expiration	713,055
Goldman Sachs Natural Gas Vol Carry Index 06/GSVLNG06	7/15/2019	Goldman Sachs & Co.	21,152,500	(0.15%)	At Expiration	(173,500)
Goldman Sachs WTI Vol Carry 17/GSVLCL17	7/15/2019	Goldman Sachs & Co.	36,260,000	(0.15%)	At Expiration	963,307
JPMorgan Alpha Select Alternative Benchmark Index/JMABDJSE	7/15/2019	JPMorgan Chase Securities, Inc.	36,260,000	(0.33%)	At Expiration	(8,037)
JPMorgan Alpha Select Backwardation Excess Return/JBACDJSA	7/15/2019	JPMorgan Chase Securities, Inc.	24,180,000	(0.65%)	At Expiration	133,080
Macquarie Vol Product 2CO2/ VMAC2CO2	7/15/2019	Macquarie Bank Ltd.	23,115,600	(0.20%)	At Expiration	957,885
Macquarie Vol Product 2NG3/ VMAC2NG3	7/15/2019	Macquarie Bank Ltd.	34,119,970	(0.20%)	At Expiration	(462,650)

The accompanying notes are an integral part of the consolidated financial statements.

40	|	DWS Enhanced Commodity Strategy Fund

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (k)
Macquarie Vol Product 3GC1/ VMAC3GC1	7/15/2019	Macquarie Bank Ltd.	45,977,805	(0.20%)	At Expiration	(2,516,891)
Merrill Lynch Backwardation Momentum Long Only Excess Return Index/MLCXAKLE	7/15/2019	Merrill Lynch International Ltd.	75,550,000	(0.35%)	At Expiration	4,110,241
Merrill Lynch Enhanced Benchmark — A Pre Roll Excess Return Index/MLCXAPRE	7/15/2019	Merrill Lynch International Ltd.	45,880,000	(0.14%)	At Expiration	1,072,551
Modified Strategy D177 on the Bloomberg Commodity Index/ENHG177P	7/15/2019	Goldman Sachs & Co.	37,180,000	(0.43%)	At Expiration	924,126
RBC Broad Basket Scarcity Allocator Long/Short Alpha Index — F3/RBCABAE3	7/15/2019	Royal Bank of Canada	30,220,000	(0.40%)	At Expiration	201,439
RBC Enhanced Commodity Basket 01 Excess Return Index/RBCAEC01	7/15/2019	Royal Bank of Canada	38,430,000	(0.11%)	At Expiration	894,082
RBC Enhanced Commodity D01 Excess Return Index/RBCADC01	7/15/2019	Royal Bank of Canada	38,430,000	(0.20%)	At Expiration	897,517
RBC Enhanced Commodity D03 Index/RBCADC03	7/15/2019	Royal Bank of Canada	51,240,000	(0.15%)	At Expiration	1,169,995
RBC Enhanced Commodity D1E0 Index/RBCAD1E0	7/15/2019	Royal Bank of Canada	30,220,000	(0.20%)	At Expiration	(11,890)
S&P GSCI Palladium Index Excess Return/SPGCPAP	7/15/2019	Morgan Stanley	50,000,000	(0.16%)	At Expiration	2,599,809
SGI Commodity Dynamic Alpha Index/SGICCODA	7/15/2019	Societe Generale	45,330,000	(0.19%)	At Expiration	(92,192)
Societe Generale Alpha 1 Custom Excess Return/SGCOA1CE	7/15/2019	Societe Generale	45,330,000	(0.17%)	At Expiration	73,697
Societe Generale Commodity Index/SGCOM11S	7/15/2019	Societe Generale	34,750,000	(0.05%)	At Expiration	816,043

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	41

Pay/Receive Return of the Reference Index	Expiration Date	Counterparty	Notional Amount	Fixed Fee Received/ (Paid) by the Fund	Frequency	Value ($) (k)
Societe Generale M Po 3 U Index/SGCOL45E	7/15/2019	Societe Generale	26,060,000	(0.16%)	At Expiration	609,554
Societe Generale M Po 4 U Index/SGCOM15E	7/15/2019	Societe Generale	26,060,000	(0.18%)	At Expiration	578,383
UBS Custom Commodity Index/UBSIB163	7/15/2019	UBS AG	192,863,000	(0.26%)	At Expiration	(2,683,390)

Index Description	Ticker	Notional Amount ($)	Index Weight (%)	Value ($)

Bloomberg Commodity Index	BCOM	40,370,000	10.5	944,828.00
Bloomberg Commodity Index 3 Month Forward	BCOMF3	60,550,000	15.7	1,423,411.00
Bloomberg Commodity Index 2-4-6 Forward Blend	BCOMF246	100,920,000	26.1	2,284,661.00
Bloomberg Soybeans Subindex	BCOMSY	19,392,000	5.0	(11,387.00)
Bloomberg Cotton Subindex	BCOMCT	17,304,000	4.5	86,000.00
Bloomberg Corn Subindex	BCOMCN	45,430,000	11.8	(3,323,191.00)
Bloomberg Gold Subindex	BCOMGC	12,830,000	3.3	659,751.00
Bloomberg Zinc Subindex 3 Month Forward	BCOMZS3	(9,470,000)	2.5	(231,993.00)
Bloomberg Heat Oil Subindex	BCOMHO	(79,460,000)	20.6	(4,515,470.00)
Total UBS Custom Commodity Index				(2,683,390.00)

Total net unrealized appreciation	30,228,279

(k)	There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

Currency Abbreviation
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and commodity-linked swap contracts please refer to the Derivatives section of Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the consolidated financial statements.

42	|	DWS Enhanced Commodity Strategy Fund

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$—	$796,351,530	$—	$796,351,530
Mortgage-Backed Securities Pass-Throughs	—	13,013,623	—	13,013,623
Asset-Backed	—	251,445,941	—	251,445,941
Commercial Mortgage-Backed Securities	—	109,796,653	159,828	109,956,481
Collateralized Mortgage Obligations	—	47,337,977	—	47,337,977
Government & Agency Obligations	—	1,172,078,875	—	1,172,078,875
Loan Participations and Assignments	—	39,964,684	—	39,964,684
Short-Term U.S. Treasury Obligations	—	81,569,748	—	81,569,748
Short-Term Investments (l)	228,438,065	—	—	228,438,065
Derivatives (m)
Futures and Futures Options Contracts	11,167,758	—	—	11,167,758
Commodity-Linked Swap Contracts	—	43,699,128	—	43,699,128
Total	$239,605,823	$2,555,258,159	$159,828	$2,795,023,810

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (m)
Futures Contracts	$(11,665,667)	$—	$—	$(11,665,667)
Commodity-Linked Swap Contracts	—	(13,470,849)	—	(13,470,849)
Total	$(11,665,667)	$(13,470,849)	$—	$(25,136,516)

During the year ended June 30, 2019, the amount of transfers between Level 3 and Level 2 was $6,000,000. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

During the year ended June 30, 2019, the amount of transfers between Level 2 and Level 3 was $267,030. The investment was transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.

Transfers between pricing levels are recognized at the beginning of the reporting period.

(l)	See Consolidated Investment Portfolio for additional detailed categorizations.

(m)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and commodity-linked swap contracts.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	43

Consolidated Statement of Assets and Liabilities

as of June 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $2,495,322,245) — including $11,551,438 of securities loaned	$2,511,718,859
Investment in DWS Government & Agency Securities Portfolio (cost $12,064,797)*	12,064,797
Investment in affiliated securities, at value (cost $216,369,704)	216,373,268
Cash	4,751,581
Cash held as collateral for over-the-counter derivatives	8,140,000
Receivable for investments sold	34,607
Receivable for Fund shares sold	4,743,786
Interest receivable	15,898,174
Unrealized appreciation on bilateral swap contracts	43,699,128
Other assets	47,286
Total assets	2,817,471,486

Liabilities
Payable upon return of securities loaned	12,064,797
Payable for investments purchased	3,327,077
Payable for investments purchased — when issued securities	1,370,000
Payable for Fund shares redeemed	7,348,575
Payable for variation margin on futures and options contracts	3,343,907
Payable upon return of collateral for over-the-counter derivatives	8,140,000
Unrealized depreciation on bilateral swap contracts	13,470,849
Accrued management fee	1,437,022
Accrued Trustees’ fees	36,654
Other accrued expenses and payables	1,536,625
Total liabilities	52,075,506
Net assets, at value	$2,765,395,980

*	Represents collateral on securities loaned

The accompanying notes are an integral part of the consolidated financial statements.

44	|	DWS Enhanced Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities as of June 30, 2019 (continued)

Net Assets Consist of

Distributable earnings (loss)	$32,590,326
Paid-in capital	2,732,805,654
Net assets, at value	$2,765,395,980

Net Asset Value
Class A

Net Asset Value and redemption price per share ($74,992,974 ÷ 7,916,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.47

Maximum offering price per share (100 ÷ 94.25 of $9.47)	$10.05
Class T

Net Asset Value, offering and redemption price per share ($9,749 ÷ 1,028 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.48

Maximum offering price per share (100 ÷ 97.50 of $9.48)	$9.72
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,159,844 ÷ 1,784,780 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.49
Class R6

Net Asset Value, offering and redemption price per share ($30,045,426 ÷ 3,124,327 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.62
Class S

Net Asset Value, offering and redemption price per share ($194,808,913 ÷ 20,307,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.59
Institutional Class

Net Asset Value, offering and redemption price per share ($2,450,379,074 ÷ 254,683,097 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.62

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	45

Consolidated Statement of Operations

for the year ended June 30, 2019

Investment Income
Income:

Interest	$77,024,312
Income distributions from affiliated securities	6,054,868
Securities lending income, net of borrower rebates	31,095
Total income	83,110,275
Expenses:

Management fee	25,670,208
Administration fee	2,990,026
Services to shareholders	4,582,622
Distribution and service fees	415,490
Custodian fee	301,190
Professional fees	201,442
Reports to shareholders	548,306
Registration fees	237,861
Trustees’ fees and expenses	163,134
Other	234,545
Total expenses before expense reductions	35,344,824
Expense reductions	(4,787,717)
Total expenses after expense reductions	30,557,107
Net investment income	52,553,168

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Non-affiliated Investments	(1,335,229)
Swap contracts	(480,555,424)
Futures	(10,238,813)
Written options	(5,702,143)
Foreign currency	34
Payments by affiliates (see Note H)	375
(497,831,200)
Change in net unrealized appreciation (depreciation) on:

Affiliated investments	2,038
Non-affiliated investments	24,655,007
Swap contracts	80,000,766
Futures	5,717,229
Written options	10,469,090
120,844,130
Net gain (loss)	(376,987,070)
Net increase (decrease) in net assets resulting from operations	$(324,433,902)

The accompanying notes are an integral part of the consolidated financial statements.

46	|	DWS Enhanced Commodity Strategy Fund

Consolidated Statements of Changes in Net Assets

	Years Ended June 30,
Increase (Decrease) in Net Assets	2019	2018

Operations:

Net investment income (loss)	$52,553,168	$30,606,765
Net realized gain (loss)	(497,831,200)	285,465,712
Change in net unrealized appreciation (depreciation)	120,844,130	(99,695,439)
Net increase (decrease) in net assets resulting from operations	(324,433,902)	216,377,038
Distributions to shareholders:

Class A	(9,911,048)	(254,661)
Class T	(1,069)	(23)
Class C	(2,068,358)	—
Class R6	(3,182,911)	(112,173)
Class S	(34,677,287)	(1,922,447)
Institutional Class	(279,282,977)	(13,838,254)
Total distributions	(329,123,650)	(16,127,558)*
Fund share transactions:

Proceeds from shares sold	1,201,864,248	1,488,494,599
Reinvestment of distributions	312,998,059	15,511,525
Payments for shares redeemed	(1,554,951,420)	(990,265,997)
Net increase (decrease) in net assets from Fund share transactions	(40,089,113)	513,740,127
Increase (decrease) in net assets	(693,646,665)	713,989,607
Net assets at beginning of period	3,459,042,645	2,745,053,038

Net assets at end of period	$2,765,395,980	$3,459,042,645 **

*	Includes distributions from net investment income.

**	Includes undistributed net investment income of $310,072,878.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	47

Consolidated Financial Highlights

	Years Ended June 30,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$11.71	$10.88	$12.60	$13.42	$15.86
Income (loss) from investment operations:

Net investment income (loss)[a]	.15	.08	.03	.02	.02
Net realized and unrealized gain (loss)	(1.27)	.78	(.97)	(.83)	(2.01)
Total from investment operations	(1.12)	.86	(.94)	(.81)	(1.99)
Less distributions from:

Net investment income	(1.12)	(.03)	(.78)	(.01)	(.45)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$9.47	$11.71	$10.88	$12.60	$13.42
Total Return (%)[b,c]	(9.77)	7.87	(7.70)	(6.00)	(12.65)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	121	110	129	130
Ratio of expenses before expense reductions (%)	1.48	1.43	1.47	1.44	1.52
Ratio of expenses after expense reductions (%)	1.34	1.35	1.33	1.36	1.49
Ratio of net investment income (loss) (%)	1.43	.73	.28	.19	.13
Portfolio turnover rate (%)	65	79	52	92	95

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

48	|	DWS Enhanced Commodity Strategy Fund

	Years Ended June 30,		Period Ended
Class T	2019	2018	6/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$11.72	$10.88	$10.88
Income (loss) from investment operations:

Net investment income (loss)[b]	.14	.09	.00	***
Net realized and unrealized gain (loss)	(1.25)	.77	(.00	)***
Total from investment operations	(1.11)	.86	.00	***
Less distributions from:

Net investment income	(1.13)	(.02)	(.00	)***
Net asset value, end of period	$9.48	$11.72	$10.88
Total Return (%)[c,d]	(9.72)	7.95	.01	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	11	10
Ratio of expenses before expense reductions (%)	1.40	1.36	1.57	*
Ratio of expenses after expense reductions (%)	1.32	1.29	1.35	*
Ratio of net investment income (loss) (%)	1.42	.80	.47	*
Portfolio turnover rate (%)	65	79	52	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to June 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended June 30, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	49

	Years Ended June 30,
Class C	2019	2018		2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$10.50	$9.80		$11.39	$12.21	$14.48
Income (loss) from investment operations:

Net investment income (loss)[a]	.06	(.00	)*	(.05)	(.06)	(.08)
Net realized and unrealized gain (loss)	(1.13)	.70		(.88)	(.76)	(1.83)
Total from investment operations	(1.07)	.70		(.93)	(.82)	(1.91)
Less distributions from:

Net investment income	(.94)	—		(.66)	—	(.36)
Redemption fees	—	—		.00 *	.00 *	.00 *
Net asset value, end of period	$8.49	$10.50		$9.80	$11.39	$12.21
Total Return (%)[b,c]	(10.48)	7.14		(8.42)	(6.72)	(13.30)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	27		27	29	32
Ratio of expenses before expense reductions (%)	2.18	2.17		2.21	2.22	2.29
Ratio of expenses after expense reductions (%)	2.09	2.09		2.08	2.11	2.24
Ratio of net investment income (loss) (%)	.68	(.02)		(.47)	(.56)	(.61)
Portfolio turnover rate (%)	65	79		52	92	95

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

50	|	DWS Enhanced Commodity Strategy Fund

	Years Ended June 30,			Period Ended
Class R6	2019	2018	2017	6/30/16[a]

Selected Per Share Data
Net asset value, beginning of period	$11.89	$11.04	$12.79	$12.50
Income (loss) from investment operations:

Net investment income[b]	.19	.13	.08	.01
Net realized and unrealized gain (loss)	(1.28)	.79	(.99)	.30
Total from investment operations	(1.09)	.92	(.91)	.31
Less distributions from:

Net investment income	(1.18)	(.07)	(.84)	(.02)
Redemption fees	—	—	.00 ***	.00	***
Net asset value, end of period	$9.62	$11.89	$11.04	$12.79
Total Return (%)[c]	(9.46)	8.36	(7.37)	2.46	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	22	13	5
Ratio of expenses before expense reductions (%)	1.06	1.07	1.09	1.27	*
Ratio of expenses after expense reductions (%)	.95	.95	.96	.95	*
Ratio of net investment income (%)	1.86	1.14	.67	.68	*
Portfolio turnover rate (%)	65	79	52	92	[d]

[a]	For the period from June 1, 2016 (commencement of operations) to June 30, 2016.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended June 30, 2016.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	51

	Years Ended June 30,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$11.86	$11.02	$12.76	$13.58	$16.05
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.11	.06	.05	.04
Net realized and unrealized gain (loss)	(1.28)	.78	(.99)	(.84)	(2.03)
Total from investment operations	(1.11)	.89	(.93)	(.79)	(1.99)
Less distributions from:

Net investment income	(1.16)	(.05)	(.81)	(.03)	(.48)
Redemption fees	—	—	.00 *	.00 *	.00 *
Net asset value, end of period	$9.59	$11.86	$11.02	$12.76	$13.58
Total Return (%)[b]	(9.58)	8.08	(7.50)	(5.77)	(12.51)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	520	349	298	283
Ratio of expenses before expense reductions (%)	1.21	1.19	1.24	1.25	1.30
Ratio of expenses after expense reductions (%)	1.14	1.12	1.13	1.17	1.28
Ratio of net investment income (loss) (%)	1.60	.97	.48	.39	.32
Portfolio turnover rate (%)	65	79	52	92	95

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

52	|	DWS Enhanced Commodity Strategy Fund

	Years Ended June 30,
Institutional Class	2019	2018		2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$11.90	$11.05		$12.80	$13.63	$16.10
Income (loss) from investment operations:

Net investment income (loss)[a]	.19	.13		.07	.06	.06
Net realized and unrealized gain (loss)	(1.29)	.79		(.99)	(.84)	(2.03)
Total from investment operations	(1.10)	.92		(.92)	(.78)	(1.97)
Less distributions from:

Net investment income	(1.18)	(.07)		(.83)	(.05)	(.50)
Redemption fees	—	—		.00 *	.00 *	.00 *
Net asset value, end of period	$9.62	$11.90		$11.05	$12.80	$13.63
Total Return (%)	(9.47)[b]	8.31	[b]	(7.40)[b]	(5.70)[b]	(12.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,450	2,769		2,246	2,127	358
Ratio of expenses before expense reductions (%)	1.16	1.13		1.18	1.16	1.17
Ratio of expenses after expense reductions (%)	.99	.99		.99	1.01	1.17
Ratio of net investment income (loss) (%)	1.79	1.09		.62	.53	.44
Portfolio turnover rate (%)	65	79		52	92	95

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the consolidated financial statements.

DWS Enhanced Commodity Strategy Fund	|	53

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the “Fund”) is a diversified series of Deutsche DWS Securities Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed

54	|	DWS Enhanced Commodity Strategy Fund

consistently by the Fund in the preparation of its consolidated financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund and the Subsidiary are each a commodity pool and are subject to the requirements of the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder. DWS Investment Management Americas, Inc. (the “Advisor”) acts as a commodity pool operator with respect to the operation of the Fund and the Subsidiary as commodity pools under and pursuant to the CEA. The Advisor, the Fund and the Subsidiary are subject to dual regulation by the CFTC and the Securities and Exchange Commission. Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as futures and options contracts and commodity-linked swaps. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of June 30, 2019, the Fund’s investment in the Subsidiary was $581,274,513, representing 21% of the Fund’s total assets.

The Fund’s Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for

DWS Enhanced Commodity Strategy Fund	|	55

similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the

56	|	DWS Enhanced Commodity Strategy Fund

Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Consolidated Investment Portfolio.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended June 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of June 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the

DWS Enhanced Commodity Strategy Fund	|	57

replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of June 30, 2019, the Fund had securities on loan, which were classified as corporate bonds and government & agency obligations in the Consolidated Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Remaining Contractual Maturity of the Agreements as of June 30, 2019
	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
Securities Lending Transactions
Corporate Bonds	$6,617,657	$—	$—	$—	$6,617,657
Government and Agency Obligations	5,447,140	—	—	—	5,447,140
Total Borrowings	$12,064,797	$—	$—	$—	$12,064,797
Gross amount of recognized liabilities for securities lending transactions					$12,064,797

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating rate loans (“Loans”) in which the Fund invests, are arranged between the borrower and one or more financial institutions (“Lenders”). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancing. The

58	|	DWS Enhanced Commodity Strategy Fund

Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute “qualifying income” to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary’s income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At June 30, 2019, the Fund had net tax basis capital loss carryforwards of approximately $31,717,000, including short-term losses ($15,994,000) and long-term losses ($15,723,000), which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s consolidated financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders quarterly. Net

DWS Enhanced Commodity Strategy Fund	|	59

realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, swap contracts, expired capital loss carryforwards, and investment in the Subsidiary. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$19,702,359
Capital loss carryforward	$(31,717,000)
Unrealized appreciation (depreciation) on investments	$(204,478,629)

At June 30, 2019, the aggregate cost of investments for federal income tax purposes was $2,972,522,495. The net unrealized depreciation for all investments based on tax cost was $204,478,629. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $602,965,653 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $807,444,282.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2019	2018
Distributions from ordinary income*	$329,123,650	$16,127,558

*	For tax purposes, short-term capital gain distributions, and income and net realized gains from certain commodity-linked derivative instruments are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is

60	|	DWS Enhanced Commodity Strategy Fund

unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment,

DWS Enhanced Commodity Strategy Fund	|	61

or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended June 30, 2019, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no open interest rate swap contracts as of the year ended June 30, 2019. For the year ended June 30, 2019, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to approximately $170,265,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended June 30, 2019, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of June 30, 2019 is included in a table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2019, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $3,028,167,000 to $4,928,156,000, and the investment in short commodity-linked swap contracts had a total notional amount generally indicative of a range from $0 to approximately $610,466,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. The Fund may also purchase options on exchange-traded futures contracts where the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the underlying futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended June 30, 2019,

62	|	DWS Enhanced Commodity Strategy Fund

the Fund entered into options on commodity futures contracts and commodity indices to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. There is no premium paid at the time of purchase on certain options on exchange-traded futures. At the expiration of these options on exchange-traded futures, the accumulated variation margin made or received is recorded as realized gains or losses. Certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased and written option contracts as of June 30, 2019. For the year ended June 30, 2019, the investment in purchased options contracts had a total value generally indicative of a range from $0 to $12,590,000, and the investment in written options contracts had a total value generally indicative of a range from $0 to $22,450,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended June 30, 2019, the Fund entered into commodity futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities, and entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

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Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts and futures options contracts as of June 30, 2019 is included in the table following the Fund’s Consolidated Investment Portfolio. For the year ended June 30, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $50,596,000 to $318,521,000, the investment in futures options contracts purchased had a total notional value generally indicative of a range from $0 to $3,700,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $114,021,000 to $305,334,000.

The following tables summarize the value of the Fund’s derivative instruments held as of June 30, 2019 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Total
Commodity Contracts (a) (b)	$43,699,128	$11,167,758	$54,866,886

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a)

Includes cumulative appreciation of futures and futures options contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b)	Unrealized appreciation on bilateral swap contracts

Liability Derivatives	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (c)	$—	$(128,511)	$(128,511)
Commodity Contracts (c) (d)	(13,470,849)	(11,537,156)	(25,008,005)
	$(13,470,849)	$(11,665,667)	$(25,136,516)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(c)

Includes cumulative depreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(d)	Unrealized depreciation on bilateral swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended June 30, 2019 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

64	|	DWS Enhanced Commodity Strategy Fund

Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (e)	$—	$—	$(700,402)	$(1,008,274)	$(1,708,676)
Commodity Contracts (e)	5,469,840	(5,702,143)	(479,855,022)	(9,230,539)	(489,317,864)
	$5,469,840	$(5,702,143)	$(480,555,424)	$(10,238,813)	$(491,026,540)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(e)	Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (f)	$—	$—	$—	$(385,338)	$(385,338)
Commodity Contracts (f)	(7,683,910)	10,469,090	80,000,766	6,102,567	88,888,513
	$(7,683,910)	$10,469,090	$80,000,766	$5,717,229	$88,503,175

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(f)

Change in net unrealized appreciation (depreciation) on non-affiliated investments (includes purchased options), written options, swap contracts, and futures and futures options contracts, respectively

As of June 30, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Barclays Bank PLC	$4,412,945	$(57,377)	$—	$—	$4,355,568

BNP Paribas	201,983	(201,983)	—	—	—

Canadian Imperial Bank of Commerce	2,468,725	(174,596)	—	—	2,294,129

DWS Enhanced Commodity Strategy Fund	|	65

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets

Citigroup, Inc.	$4,120,227	$(1,098,412)	$—	$—	$3,021,815

Credit Suisse	2,028,939	—	—	—	2,028,939

Goldman Sachs & Co.	5,070,767	(1,715,550)	—	—	3,355,217

JPMorgan Chase Securities, Inc.	1,713,334	(8,037)	—	—	1,705,297

Macquarie Bank Ltd.	4,241,789	(4,241,789)	—	—	—

Merrill Lynch International Ltd.	7,645,704	(2,654,536)	—	—	4,991,168

Morgan Stanley	6,554,005	—	—	—	6,554,005

Royal Bank of Canada	3,163,033	(11,890)	—	—	3,151,143

Societe Generale	2,077,677	(92,192)	—	—	1,985,485

	$43,699,128	$(10,256,362)	$—	$—	$33,442,766

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (g)	Cash Collateral Pledged	Net Amount of Derivative Liabilities

Barclays Bank PLC	$57,377	$(57,377)	$—	$—	$—

BNP Paribas	453,278	(201,983)	(251,295)	—	—

Canadian Imperial Bank of Commerce	174,596	(174,596)	—	—	—

Citigroup, Inc.	1,098,412	(1,098,412)	—	—	—

Goldman Sachs & Co.	1,715,550	(1,715,550)	—	—	—

JPMorgan Chase Securities, Inc.	8,037	(8,037)	—	—	—

Macquarie Bank Ltd.	4,521,591	(4,241,789)	(279,802)	—	—

Merrill Lynch International Ltd.	2,654,536	(2,654,536)	—	—	—

Royal Bank of Canada	11,890	(11,890)	—	—	—

Societe Generale	92,192	(92,192)	—	—	—

UBS AG	2,683,390	—	(2,683,390)	—	—

	$13,470,849	$(10,256,362)	$(3,214,487)	$—	$—

(g)	The actual collateral received and/or pledged may be more than the amounts shown.

66	|	DWS Enhanced Commodity Strategy Fund

C. Purchases and Sales of Securities

During the year ended June 30, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$1,002,294,159	$1,153,207,594
U.S. Treasury Obligations	$969,069,857	$741,234,612

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group Gmbh & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to October 1, 2018, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Next $1 billion of such assets	.825%
Next $1 billion of such assets	.800%
Over $3.5 billion of such net assets	.775%

Effective October 1, 2018, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund’s average daily net assets	.950%
Next $500 million of such net assets	.900%
Next $500 million of such net assets	.850%
Next $1 billion of such assets	.825%
Next $1 billion of such assets	.800%
Next $1.5 billion of such net assets	.775%
Over $5 billion of such net assets	.750%

Accordingly, for the year ended June 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.86% of the Fund’s average daily net assets.

DWS Enhanced Commodity Strategy Fund	|	67

For the period from July 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.35%
Class T	1.35%
Class C	2.10%
Class R6	.95%
Class S	1.15%
Institutional Class	.99%

Effective October 1, 2018 through September 30, 2019 (through July 25, 2019 for Class R6 and Institutional Class), the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.33%
Class T	1.33%
Class C	2.08%
Class R6	.95%
Class S	1.13%
Institutional Class	.99%

Effective July 26, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class R6	.89%
Institutional Class	.89%

For the year ended June 30, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$122,700
Class T	7
Class C	18,095
Class R6	31,840
Class S	233,159
Institutional Class	4,381,916
$4,787,717

68	|	DWS Enhanced Commodity Strategy Fund

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended June 30, 2019, the Administration Fee was $2,990,026, of which $225,954 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at June 30, 2019
Class A	$10,456	$1,724
Class T	22	4
Class C	1,541	228
Class R6	9,490	1,601
Class S	14,740	2,343
Institutional Class	76,284	11,706
	$112,533	$17,606

In addition, for the year ended June 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Consolidated Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$173,592
Class T	1
Class C	29,636
Class S	574,408
Institutional Class	3,483,557
$4,261,194

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution

DWS Enhanced Commodity Strategy Fund	|	69

Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of C shares. For the year ended June 30, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2019
Class C	$149,841	$9,450

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended June 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at June 30, 2019	Annual Rate
Class A	$215,704	$31,442	.25%
Class T	15	5	.15%
Class C	49,930	6,818	.25%
	$265,649	$38,265

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended June 30, 2019 aggregated $4,758.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended June 30, 2019, the CDSC for the Fund’s Class C shares was $13,452. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended June 30, 2019, DDI received $8,458 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended June 30, 2019, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under “Reports to shareholders” aggregated $28,309, of which $13,576 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are

70	|	DWS Enhanced Commodity Strategy Fund

managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at June 30, 2019.

F. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, commodity-linked structured notes and options and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than many other types of securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought,

DWS Enhanced Commodity Strategy Fund	|	71

floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	3,324,103	$33,722,112	4,238,541	$49,534,059
Class T	—	—	1,668	19,500
Class C	279,539	2,593,285	905,669	9,538,560
Class R6	2,289,583	23,703,106	959,591	11,395,356
Class S	13,430,978	139,374,349	24,187,913	285,748,500
Institutional Class	96,936,899	1,002,471,396	96,032,116	1,132,258,624
		$1,201,864,248		$1,488,494,599

Shares issued to shareholders in reinvestment of distributions
Class A	608,923	$6,111,991	15,175	$175,050
Class T	107	1,069	2	23
Class C	189,037	1,702,847	—	—
Class R6	225,931	2,283,073	8,535	99,728
Class S	2,775,228	28,192,187	132,498	1,545,648
Institutional Class	27,037,466	274,706,892	1,170,435	13,691,076
		$312,998,059		$15,511,525

Shares redeemed
Class A	(6,365,569)	$(65,245,246)	(3,982,689)	$(45,881,391)
Class T	—	—	(1,668)	(20,100)
Class C	(1,246,158)	(11,429,606)	(1,056,276)	(10,996,996)
Class R6	(1,266,367)	(12,462,460)	(301,262)	(3,573,213)
Class S	(39,749,670)	(416,188,265)	(12,173,552)	(142,779,813)
Institutional Class	(102,027,072)	(1,049,625,843)	(67,755,012)	(787,014,484)
		$(1,554,951,420)		$(990,265,997)

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	Year Ended June 30, 2019		Year Ended June 30, 2018
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	(2,432,543)	$(25,411,143)	271,027	$3,827,718
Class T	107	1,069	2	(577)
Class C	(777,582)	(7,133,474)	(150,607)	(1,458,436)
Class R6	1,249,147	13,523,719	666,864	7,921,871
Class S	(23,543,464)	(248,621,729)	12,146,859	144,514,335
Institutional Class	21,947,293	227,552,445	29,447,539	358,935,216
		$(40,089,113)		$513,740,127

H. Payments by Affiliates

During the year ended June 30, 2019, the Advisor agreed to reimburse the Fund $375 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

DWS Enhanced Commodity Strategy Fund	|	73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Securities Trust and Shareholders of DWS Enhanced Commodity Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of DWS Enhanced Commodity Strategy Fund (the “Fund”) (one of the funds constituting Deutsche DWS Securities Trust) (the “Trust”), including the consolidated investment portfolio, as of June 30, 2019, and the related consolidated statements of operations and changes in net assets and the consolidated financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Deutsche DWS Securities Trust) at June 30, 2019, the consolidated results of its operations, the consolidated changes in its net assets, and its consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The consolidated statement of changes in net assets for the year ended June 30, 2018, and the consolidated financial highlights for the years ended June 30, 2015, June 30, 2016, June 30, 2017 and June 30, 2018, were audited by another independent registered public accounting firm whose report, dated August 24, 2018, expressed an unqualified opinion on that consolidated statement of changes in net assets and those consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

74	|	DWS Enhanced Commodity Strategy Fund

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian, brokers, and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

August 26, 2019

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Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (January 1, 2019 to June 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

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Expenses and Value of a $1,000 Investment for the six months ended June 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,021.30	$1,021.30	$1,016.90	$1,023.00	$1,022.10	$1,022.80
Expenses Paid per $1,000*	$6.67	$6.57	$10.40	$4.77	$5.67	$4.97

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 1/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 6/30/19	$1,018.20	$1,018.30	$1,014.48	$1,020.08	$1,019.19	$1,019.89
Expenses Paid per $1,000*	$6.66	$6.56	$10.39	$4.76	$5.66	$4.96

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Enhanced Commodity Strategy Fund	1.33%	1.31%	2.08%	.95%	1.13%	.99%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

A total of 29% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Enhanced Commodity Strategy Fund	|	77

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Enhanced Commodity Strategy Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

78	|	DWS Enhanced Commodity Strategy Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 4th quartile, 1st quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in

DWS Enhanced Commodity Strategy Fund	|	79

one-year period ended December 31, 2017. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund. The Board noted that, in connection with the 2016, 2017, and 2018 contract renewal process, DIMA agreed to implement a new management fee breakpoint.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

80	|	DWS Enhanced Commodity Strategy Fund

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the

DWS Enhanced Commodity Strategy Fund	|	81

individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

82	|	DWS Enhanced Commodity Strategy Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	82	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	82	Portland General Electric[2] (utility company) (2003– present)

DWS Enhanced Commodity Strategy Fund	|	83

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	82	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	82	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	82	Director, Aberdeen Japan Fund (since 2007)

84	|	DWS Enhanced Commodity Strategy Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	82	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	82	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	82	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	82	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Enhanced Commodity Strategy Fund	|	85

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,9] (1966) Chief Financial Officer and Treasurer, since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[10] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

[10]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

86	|	DWS Enhanced Commodity Strategy Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). This Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Enhanced Commodity Strategy Fund	|	87

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”) is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKSTX	SKCRX	SKSRX	SKIRX
CUSIP Number	25159L 877	25159L 380	25159L 851	25159L 844	25159L 836
Fund Number	485	1785	785	2085	817

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SKRRX
CUSIP Number	25159L 448
Fund Number	1685

88	|	DWS Enhanced Commodity Strategy Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DECSF-2

(R-028287-8 8/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Enhanced Commodity Strategy fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended June 30, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended June 30, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended June 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$62,121	$0	$7,356	$0
2018	$99,347	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended June 30, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended June 30, 2018.

Fiscal Year Ended June 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended June 30, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended June 30, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended June 30, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$7,356	$740,482	$0	$747,838
2018	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended June 30, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within six months of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the six-month period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(a)(3)	Not applicable

	(a)(4)(i)	Certification pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308) is attached hereto.

	(a)(4)(ii)	Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of Deutsche DWS Securities Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/5/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	9/5/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	9/5/2019